Exhibit 10.1.41

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Product Manufacturing and Purchase Agreement

AeroSat HR6400 Ku Band Antenna Systems

This PRODUCT MANUFACTURING AND PURCHASE AGREEMENT (this “Agreement”) dated May 8, 2012, is between Gogo LLC, a Delaware limited liability corporation, with a principal place of business located at 1250 N. Arlington Heights Road, Suite 500, Itasca, IL 60143 (“Gogo”) and AeroSat Avionics LLC, a Delaware limited liability corporation, with a principal place of business located at 62 Route 101A, Amherst, NH 03031 (“AeroSat”). Gogo and AeroSat may be referred to herein individually as a “Party” or collectively as the “Parties.”

It is agreed as follows:

1.	Scope. Under the terms of this Agreement, Gogo retains AeroSat to provide to Gogo any product set forth in Exhibit A (the “Product”), and any other Deliverables agreed to by the Parties, in writing, manufactured in accordance with the requirements and AeroSat’s typical system performance as defined in Exhibit F for Product pursuant to purchase orders issued to AeroSat. The term “Deliverables” means the Product and any other goods or services set forth in Exhibit A.

2.	Manufacture and Acceptance. AeroSat will manufacture and deliver the Product and Deliverables described in Exhibit A according to the schedule described in Exhibit A.

2.1	First Product Acceptance. Gogo will have up to thirty (30) business days to examine the initial embodiment of each Product and determine if it conforms to the applicable specifications and requirements, and if it was provisioned in accordance with the applicable Service Level Agreement (“SLA”), if any, as defined in Exhibit E. If any Product or Deliverable does not meet the requirements as set forth in Exhibit F, Gogo will indicate rejection of the foregoing, and provide AeroSat with a written list of errors and return the defective Product to AeroSat. Within ten (10) days of receiving a rejection and the defective Product, AeroSat will correct such errors so that the Product and Deliverable conforms to the applicable requirements. Upon correction of the errors, AeroSat will redeliver the corrected items to Gogo, at AeroSat’s expense, which corrected items will be subject to the Acceptance procedure described in this Section. However, if errors still exist after three (3) attempts at correction by AeroSat, Gogo may terminate this agreement by providing notice to AeroSat with Gogo’s description of the remaining errors. If the Products and Deliverables meet the requirements, Gogo will signify acceptance of the Products and Deliverables in writing to AeroSat (“Acceptance”).

Confidential and Proprietary	1

2.2	Subsequent Product Acceptance. Subsequent to first article Acceptance set forth above in Section 2.1, a Product is subject to AeroSat’s standard inspection and/or testing at place of manufacture. Gogo may inspect the Product and/or witness testing at AeroSat’s facility or at such other place as AeroSat shall designate. Following shipment, Gogo may examine each Product for nonconformity to AeroSat’s specification, which specifications shall be provided to Gogo in writing in advance of Gogo issuing a purchase order for the applicable Product or Deliverable. Gogo’s acceptance of any Product or Deliverable will not release AeroSat from its warranty obligations under this Agreement, including any of its Exhibits. If the Products and Deliverables are found to be defective or nonconforming, Gogo may return the Product in accordance with its warranty rights under Exhibit B.

3.	Changes. After consultation with AeroSat, Gogo may request changes to the Products or Deliverables at any time prior to first Product Acceptance; provided, however, that the requested changes are commercially reasonable. Requests for material changes (defined as any change that would materially increase cost), will be submitted in writing. AeroSat is not required to accept material changes, but may do so based on mutually agreed terms (including any appropriate revisions to the milestone schedule). Upon acceptance by AeroSat, Gogo and AeroSat will sign the corresponding revision, if any, to Exhibit A or Exhibit F. If AeroSat does not accept the material change within ten (10) business days of Gogo’s request, Gogo may terminate this agreement by notice to AeroSat.

4.	Support. AeroSat will provide Product warranty support under the terms and conditions described in Exhibit B: Support Terms.

5.	Warranty.

5.1

Generally. AeroSat warrants that the Products and Deliverables will (a) be free of defects in design, engineering, coding, materials and workmanship that interfere with product functionality or conformity to the applicable product requirements and specifications; (b) conform to the applicable requirements and specifications; and (c) perform and operate as intended and as set forth in the applicable requirements and specifications of Exhibit F, or as otherwise agreed by the parties in writing. If any design, engineering or coding defect is documented within a period of six months after Product Acceptance, AeroSat will promptly provide engineering analysis, redesign, coding and other services necessary to analyze any failures and correct the defect. Further, AeroSat will use commercially reasonable efforts to either directly provide to Gogo or Gogo’s customers any manufacturer’s warranty provided with any third party components made part of the Product or Deliverables or assert such claims in AeroSat’s name. For any defect corrected under this warranty, AeroSat will promptly provide revised documentation in accordance with the corresponding

Confidential and Proprietary	2	Gogo LLC

requirements of Exhibit A, if applicable. AeroSat’s liability under the warranty provided under this Agreement shall terminate upon the earlier of [***] as set forth above unless a Warranty Disabling Condition occurs during such period. The parties will negotiate in good faith to agree on extended warranty terms. The cost to Gogo for any such extended warranty for two additional years of warranty coverage shall be 5% of the Product unit original purchase price. Gogo’s remedy in the event of AeroSat’s sale of defective Product or Deliverable will be, at AeroSat’s option, (i) the prompt repair of the defective Product or Deliverable, (ii) the replacement of the defective Product or Deliverable, or (iii) a refund of the purchase price paid by Gogo therefor. In the event of a systemic or recurring defect in connection with all Products or Deliverables of a particular type, Gogo shall have the right to terminate this Agreement.

5.2	AMSS Representation. AeroSat represents, warrants, and certifies that (i): its HR6400 antenna system has been licensed under FCC Part 25 a copy of which is evidenced in Exhibit G, and (ii) it will use commercially reasonable efforts to assist Gogo in meeting the International Telecommunications Union Recommendation ITU – R M.1643 requirements for AMSS use of the Ku band fixed satellite service for the Product.

5.3	Disabling Procedures. AeroSat represents and warrants that the Product does not and will not contain any disabling procedures (as defined in the next sentence). “Disabling procedures” means any code or instructions that is capable of intentionally, disabling, interfering with or otherwise harming the Product, any connected system, or any information resident on such a system, except in a manner that is intended for the functionality of the Product and fully disclosed in the documentation of the Deliverables. For example, “disabling procedures” includes any virus or other malicious code, software lock, time bomb or trap door. Immediately upon discovery of any disabling procedures that may be included in the Product or Deliverables, AeroSat will notify Gogo, and will cooperate to identify and eradicate such disabling procedures.

5.4	Warranty Disabling Condition. AeroSat will have no duty to provide warranty service for any Product for which any of the following (a “Warranty Disabling Condition”) has occurred:

(a)	Any use of the Product in conjunction with components other than those: (i) demonstrated to AeroSat’s reasonable satisfaction in either the AeroSat’s integration lab or the Gogo’s integration lab, (ii) set forth in any documentation or writing accompanying a Product, or (iii) intended for use with the Product;

(b)	Any failure of the Products not attributable to AeroSat (including any neglect, misuse, abuse, vandalism, mishandling, improper storage or shipping, tampering, damage, or removal or breakage of any markings, serial numbers or seals); or

(c)	The warranty claim is received by AeroSat after the warranty has terminated.

Confidential and Proprietary	3	Gogo LLC

THIS IS THE ONLY WARRANTY GIVEN BY AEROSAT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED, EXCEPT ANY WARRANTIES WHICH CANNOT BY LAW BE EXCLUDED.

6.	Price and Payment. Gogo will pay AeroSat the fees, in accordance with the schedule, set forth in Exhibit A. Gogo will pay for Product and Deliverables at the prices set forth in Exhibit A. Payments will be in U.S. dollars. Except as provided in Exhibit A, Payments will be due [***] from invoice date, unless otherwise agreed by the Parties in writing.

7.	Intellectual Property. This section describes the ownership of the intellectual property embodied in the Products and Deliverable delivered to Gogo under this Agreement. Intellectual property includes copyrights, trademarks, trade secrets, patents, moral rights, contract and licensing rights, and rights to enforce all of the foregoing (“Intellectual Property”). The Product or Deliverable Intellectual Property will be identified as being “AeroSat Owned IP,” or “Gogo Owned IP,” as set forth in the Exhibit describing the applicable Product or Deliverable. If not specified, the Product or Deliverable Intellectual Property will be considered AeroSat Owned IP.

7.1	Pre-Existing Intellectual Property. Unless as otherwise agreed to in writing by the parties, each party will retain ownership of its Intellectual Property that pre-exists the effective date of this Agreement or was developed outside of this Agreement.

7.2	AeroSat Owned IP. AeroSat Owned IP is that Intellectual Property created under the terms of this Agreement or AeroSat Pre-Existing Intellectual Property, in which AeroSat or third parties have all right, title, and interest in or to the Intellectual Property embodied in the Product or Deliverable. Notwithstanding Section 10, AeroSat grants Gogo an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, display, perform, sell, and distribute, copies of AeroSat Owned IP solely as embodied in the applicable Product or Deliverable sold by AeroSat to Gogo.

7.3

Gogo Owned IP. The Gogo Owned IP shall be deemed to include the Gogo Pre-Existing Intellectual Property and new works specially ordered and commissioned by Gogo, and in the case of such new works, only those works specifically designated by the parties as Gogo Owned IP in the applicable transaction document or Exhibit. New works which are specifically designed by the parties as Gogo Owned IP are works made for hire pursuant to U.S. copyright law. If any portion of Gogo Owned IP is not considered a work made for hire, or if AeroSat may be entitled to claim any other ownership interest in Gogo Owned IP, AeroSat, transfers, grants, conveys, assigns, and relinquishes exclusively to Gogo all of AeroSat’s worldwide right, title and interest in and to such Intellectual Property, in perpetuity or for the longest period otherwise

Confidential and Proprietary	4	Gogo LLC

permitted by law. AeroSat shall perform, at Gogo’s expense, any acts that may be deemed necessary or desirable by Gogo to evidence more fully the transfer of ownership of such Intellectual Property designated as Gogo Owned IP to Gogo. Nothing in this Section will preclude AeroSat from having similar components manufactured for other customers; provided that AeroSat does not make reference, violate Gogo’s rights in, or use the Gogo Owned IP in furtherance thereof.

7.4	No Implied Rights. Other than as specifically provided herein, no rights by license or otherwise, express, implied, or otherwise for any Intellectual Property are hereby conferred or granted. Gogo will not, and will not instruct, authorize, or participate with others to, use or access equipment, technology, data, material or devices developed, owned or controlled by AeroSat for purposes of reverse engineering the Product or any Deliverable. Any software delivered by AeroSat to Gogo during the term of this Agreement (including any present in the Product) will remain the property of AeroSat or its licensors, and use thereof by Gogo or its customers will be subject to the terms and conditions provided therewith, including with respect to third party licensors.

8.	Limitations on AeroSat’s Business. AeroSat will not directly sell Product to any Gogo customer that is flying with the Product sold by Gogo. AeroSat will further provide the benefits conveyed in Exhibit A, Para 4.3 Most Favored Customer. Notwithstanding anything to the contrary elsewhere in this Agreement, the Parties agree and acknowledge that AeroSat will not be further restricted in its business activities in any way by this Agreement. Without limiting the prior sentence, AeroSat will have the right to sell the Product and/or any other products and/or any services, directly or indirectly, to any third party.

9.	Purchase Orders. Other Gogo affiliate companies may place a purchase order under this Agreement by executing the applicable purchase orders and otherwise agreeing to be bound the provisions of this Agreement. All terms and conditions within this Agreement shall govern any such purchase orders with the exception of shipping, delivery, and invoicing address which will be identified within the text of the applicable transaction documents. For purposes of this Section a Gogo affiliate will mean with respect to Gogo any person or entity that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Gogo.

10.	Escrow Documentation. The parties will implement escrow as described in this Section.

The Parties will execute an escrow agreement as part of the execution of this Agreement in substantially the form attached as Exhibit C (the “Escrow Agreement”) with Escrow Associates, Inc. (or another escrow Agreement on terms reasonably acceptable to both parties with a third party escrow agent in the U.S. reasonably acceptable to both parties). Within ten business days following execution of the Escrow Agreement, AeroSat will deposit into the escrow account the materials identified in Exhibit B of the Escrow Agreement (the initial “Deposit”). During the term of this Agreement, AeroSat will deposit updates, replacements and duplicate Deposits as described in paragraph 2.1 of the Escrow Agreement.

Confidential and Proprietary	5	Gogo LLC

The occurrence of any of the events described in paragraph 6 of the Escrow Agreement will trigger release of the Deposit held in escrow. All fees for establishing the Escrow Agreement and maintaining Gogo, as a beneficiary thereof will be paid by Gogo.

If the Deposit is released to Gogo pursuant to the Escrow Agreement, Gogo will not become the owner of the Deposit, but Gogo will have a non-exclusive, royalty-free, irrevocable, worldwide license, with full rights of sublicense, to use, perform, copy, display, reproduce, market, sell, and distribute the AeroSat Owned IP subject to the Deposit or to manufacture or have manufactured the Product or Deliverables for all orders placed prior to termination of the Agreement or release of the Deposit and for no other purpose. Gogo shall have the right to inspect and review the contents of the Deposit, upon notice to the third party escrow agent and AeroSat, for the sole purpose of verifying the accuracy and completeness of the Deposit. AeroSat shall have the right to be present at the time of inspection, and Gogo agrees that in conjunction with such verification and inspection, it shall not copy or retain any reviewed information of the Deposit without the consent of AeroSat.

11.	Confidentiality. The terms of this Agreement are deemed to be Confidential Information under the Confidentiality Agreement between AeroSat and Gogo of even date (the “Confidentiality Agreement”). The Confidentiality Agreement is incorporated herein and will continue to govern Confidential Information exchanged during the term of this Agreement. If there is any conflict between the provisions of the Confidentiality Agreement and this Agreement, this Agreement will govern. Those provisions of the Confidentiality Agreement that are stated to survive termination, will survive termination of this Agreement.

12.	Indemnification.

12.1	AeroSat Indemnification of Gogo. AeroSat will defend, indemnify, and hold Gogo, its affiliates, officers, directors, employees, and agents harmless against any and all claims, demands, proceedings, damages, obligations, liabilities, losses, fines, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) to the extent arising from or relating to any third party claim for bodily injury or damage to tangible property resulting from a defect in materials or workmanship of the Product attributable to AeroSat, unless such Losses are due to the negligence or intentional misconduct of Gogo, its clients or its or their agents. AeroSat will not enter into any settlement covering such Losses unless first approved by Gogo, which approval will not be unreasonably withheld. Gogo may participate in the defense of any action, suit, or proceeding relating to such Losses through a counsel of its own choosing and at its own expense.

12.2	Gogo Indemnification of AeroSat. Gogo will defend, indemnify, and hold AeroSat, its affiliates, officers, directors, employees, and agents harmless against

Confidential and Proprietary	6	Gogo LLC

any and all Losses to the extent arising from or relating to any third party claim resulting from (i) a defect in materials or workmanship of the Product attributable to Gogo or a customer of Gogo or (ii) any component of a product or system, other than the Product, which is utilized by Gogo, a customer of Gogo or any other end user in association with the Product, unless such Losses are due to the negligence or intentional misconduct of AeroSat, its clients or its or their agents. Gogo will not enter into any settlement covering such Losses unless first approved by AeroSat, in its reasonable discretion. AeroSat may participate in the defense of any action, suit, or proceeding relating to such Losses through a counsel of its own choosing and at its own expense.

13.	Intellectual Property Indemnity. AeroSat hereby indemnifies, defends, and holds Gogo harmless against all loss, liability or expense (including reasonable attorney and witness fees and expenses) arising out of any claim brought by a third party that any Product or Deliverable infringes upon, misappropriates, or otherwise violates any intellectual property rights owned or controlled by a third party, unless such loss, liability or expense results from Product design changes required by Gogo. In the event that a Product or Deliverable is held by a court of competent jurisdiction or is determined by AeroSat to infringe, misappropriate, or otherwise violate any intellectual property rights owned or controlled by a third party other than as a result of the Gogo Intellectual Property, AeroSat will have the option, at its expense, to (a) modify the Product to be non-infringing, (b) obtain for Gogo the right to continue using and selling the Product, or (c) substitute a non-infringing product of equivalent form, fit, function, weight and quality. The indemnity under this section is subject to the conditions that AeroSat is notified of the claim and given the opportunity to control the defense and settlement.

14.	Termination.

14.1	This Agreement will continue in effect for [***] from the date of first Product Acceptance, and thereafter will automatically renew from year to year unless terminated upon notice by either party to the other at least 90 days prior to the expiration of the term of this Agreement. Either party may terminate this Agreement immediately upon notice to the other:

(a)	if the other party materially breaches any of its obligations under this Agreement and the breach is not cured within 30 days after notice thereof setting forth with particularity the breach hereof (provided that if material breach by AeroSat is based on material failure to ship Product to fulfill orders, then the cure period shall be 15 days); or

(b)	if the other party files insolvency proceedings, or files an answer not seeking dismissal of an insolvency proceeding, or is adjudged insolvent by a court of competent jurisdiction; if substantially all assets of the other party are transferred to an assignee for the benefit of creditors, a receiver or a trustee; if the other party loses any governmental authorization necessary to fulfill its obligations under this Agreement; or if the other party ceases to carry on business.

Confidential and Proprietary	7	Gogo LLC

14.2	Upon termination of this Agreement for any reason, (a) AeroSat will promptly deliver to Gogo all Gogo property in the possession of AeroSat, and all work accomplished by AeroSat or in process, inventories, and documentation relating to the Product or Deliverable, existing at the time of termination, (b) Gogo will promptly deliver to AeroSat all AeroSat property in the possession of Gogo, except as embodied in the Products or Deliverables, and (c) Gogo will promptly make payment to AeroSat for the reasonable costs of all completed work, inventory, and work in process at the time of termination (provided that costs will not exceed the value specified in the governing purchase order related to this Agreement). Termination of this Agreement will not be exclusive of any other remedy available under this Agreement or applicable law or equity.

14.3	The Parties have considered the investment required to perform this Agreement and possible losses in the event of termination, and agree that the rights of termination provided in this Agreement are absolute.

15.	Limitation of Liability. EXCEPT FOR BREACH OF SECTION 11 AND EACH PARTY’S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM TERMINATION OF THIS AGREEMENT (WHETHER BASED ON LOSS OF INVESTMENT, GOOD WILL, PROSPECTIVE PROFITS OR OTHERWISE).

16.	Quantity Terms. Except as required in Exhibit A, Gogo is not obligated to procure any minimum quantity of Products, or services under this Agreement. Gogo will purchase a quantity of Products as stated on purchase orders made under this Agreement. Actual quantities will be indicated on a purchase order. Pricing set out in Exhibit A will apply, as may be adjusted for ECO changes.

17.	Taxes. All prices are exclusive of all sales, use and other taxes, duties, or charges, domestic or foreign. Gogo shall be responsible for the payment of any and all taxes, duties, levies, fees and other charges including any related interest and penalties that are or may be imposed by any non-US governmental entity with respect to (i) the sale and importation of the Products, (ii) the payment for the Products, and (iii) otherwise with respect to the transactions contemplated by this Agreements (including, without limitation the execution of the Agreement). AeroSat is responsible for, and indemnifies Gogo against, any and all taxes (including without limitation any related penalties, interest, fees, etc. associated therewith) arising out of or in connection with AeroSat’s (i) business operations to produce or procure the Products and services to be sold to Gogo, and (ii) any income taxes due on AeroSat’s income from performance under this Agreement. In no event will AeroSat attempt to bill or invoice Gogo for any taxes described in this Section.

18.	Title and Risk of Loss. Delivery of the Products shall be made FCA AeroSat’s facility in Amherst, New Hampshire, USA (INCOTERMS (2010)), at which time the title and risk

Confidential and Proprietary	8	Gogo LLC

of loss shall pass to Gogo, notwithstanding the fact that AeroSat may have selected a carrier acceptable to Gogo. Gogo shall reimburse AeroSat for any costs (including any imposed taxes or duties) associated with the international shipment of Products. In any event, AeroSat shall provide Gogo with applicable documentation to comply with any export or re-export requirements in connection with the Products. Each Product will have its shipping costs paid by Gogo and be covered by insurance, arranged and paid for by Gogo. AeroSat shall in no way be responsible for the safe arrival of the shipment after it is delivered to the designated carrier for shipment to Gogo. Title shall also pass to Gogo regardless of any provisions for payment of freight or insurance by AeroSat. In any case where Products are sold on the basis of any other international trade term, the meaning of such term contained in INCOTERMS (2010) shall apply as if expressly incorporated herein except insofar as any part of the same may be inconsistent with any of the provisions contained in this Agreement. For any returns or repairs the party shipping the Product shall be responsible for shipping costs.

19.	Delivery Schedules. The required delivery schedule for Products and Deliverables will be indicated on the purchase orders issued by Gogo. Gogo will make commercially reasonable effort to place purchase orders honoring AeroSat’s lead-time, however, if the purchase order delivery dates fall inside of the AeroSat lead-time, AeroSat will use commercially reasonable efforts to meet the date on the purchase order for those Products and Deliverables scheduled inside lead-time. AeroSat will not be in breach of its obligation to deliver Products and Deliverables per the schedule in the purchase orders (when that Product or Deliverable is scheduled inside the lead-time), provided that AeroSat has exercised commercially reasonable efforts to meet such date. For avoidance of doubt, all other deliveries in the purchase orders (that fall outside lead-time) will be delivered in accordance with the terms of this Agreement.

20.	Insurance. In support of AeroSat’s obligations under this Agreement, AeroSat shall maintain, during the term of this Agreement, at its own expense, the following insurance: (a) Workers compensation insurance as statutorily required and employer’s liability insurance in an amount no less than $500,000 per occurrence; (b) General liability insurance with bodily injury and property damage limits of $1,000,000 per occurrence (in any combination of primary or umbrella coverage) (Such insurance shall include products liability, contractual liability and completed operations coverage.); and (c) Product Liability Insurance in the amount not less than $5,000,000 per occurrence.

21.	Notice of Certain Changes. AeroSat will provide written notice to Gogo in the event any of the following events should occur during the term of this Agreement:

(a)	A breach by AeroSat in performing any material obligation in favor of any third party lender which is not waived;

(b)	A levy against AeroSat’s assets or the seizure or attachment thereof;

(c)	A change in voting control of AeroSat other than in favor of its current stockholders;

Confidential and Proprietary	9	Gogo LLC

(d)	The appointment of a trustee or receiver over any part of the property of, assignment for the benefit of creditors of, or the commencement of any proceeding under any state or federal law for the relief of debtors by or against AeroSat or any surety for AeroSat; or

(e)	A judgment for the payment of any sum of money against AeroSat in excess of $500,000.00 which remains undischarged for a period of 90 days during which time execution is not effectively stayed.

(f)	A change in its business, affairs, condition (financial or otherwise) which will have a material adverse effect on AeroSat’s business as currently conducted, or in its relationship with any major customer or sole source supplier.

22.	Parts Manufacturing Authority. Gogo shall obtain and provide a Parts Manufacture Authority assist letter (“PMA Assist Letter”) to AeroSat for every unique model of aircraft installation and for all installations accomplished by Gogo that incorporate the Product. Notwithstanding anything else herein, if Gogo does not do so in a timely manner, AeroSat will not be obligated to ship any affected Product. Gogo agrees to assist AeroSat in obtaining Production Approval Holders Status and Parts Manufacturing Authority (PMA) for the Products, including without limitation (a) supporting the application to regulatory authorities; (b) issuing supportive letters; (c) reviewing PMA applications; and (d) access to STC engineering data to support future modifications to the PMA.

23.	General.

23.1	The Parties are independent contractors. Neither party is an agent or partner of the other. Neither Party has the right to incur any obligation on behalf of the other. AeroSat will provide its own equipment, tools (including software development tools and design tools) and other materials. AeroSat may subcontract its performance under this Agreement to third parties without the prior written consent of Gogo. AeroSat is responsible for qualification and quality control of subcontractors, and for all actions of subcontractors relating to this Agreement. AeroSat will enter into confidentiality agreements with any subcontractors (including contract manufacturers) requiring them to comply with nondisclosure terms at least as restrictive as those of the Confidentiality Agreement. Upon Gogo’s request, AeroSat will provide Gogo with signed copies of its agreements with subcontractors described in the preceding sentence. AeroSat represents and warrants that it has all right, title, and interest in and to any work product received from subcontractors that is made part of the Products or Deliverables or has the right to use and distribute such work product to Gogo in connection with Gogo’s intended use of the Products or Deliverables, and without the need for Gogo to obtain a license from such subcontractors.

23.2

Both Parties will comply with all laws and regulations applicable to design, manufacture and sale of the Products and Deliverables. The Parties agree not to export, directly or indirectly, any U.S. source technical data related to the Product

Confidential and Proprietary	10	Gogo LLC

or service or any products utilizing such data, which export may be in violation of the United States export laws or regulations. Neither Party will directly or indirectly make any payment, or transfer anything of value, to any government official or employee, political party, political party official, candidate for political office, or other third party in violation of any foreign or domestic commercial bribery, anti-kickback or similar law or regulation.

23.3	Notices under this Agreement will be in writing in the English language, and will be effective when received by confirmed fax or courier delivery, to the address set forth in the preamble (as may be changed from time to time by notice). Refusal to accept delivery will be deemed receipt. Notices to Gogo will be directed to “Attn: General Counsel” and notice to AeroSat will be to “Attn: President.”

23.4	AeroSat may not assign this Agreement including by a sale or transfer of all or substantially all of its assets, or by a direct or indirect change of control of AeroSat’s management or policies, without Gogo’s prior written consent, which shall be at Gogo’s sole discretion and not unreasonably withheld. Any attempt to assign this Agreement in violation of this section will be void.

23.5	This Agreement will be construed and the obligations of the parties will be determined in accordance with the substantive laws of the state of New York, USA (without reference to conflict of laws principles). No provision of this Agreement may be waived or modified except (a) as specifically stated herein, or (b) in writing signed by both AeroSat and Gogo. This Agreement (including the Exhibits) is the entire Agreement between the Parties as to its subject matter, and supersedes any other negotiations between the Parties. Any additional terms in an order form, acceptance form or other communication pursuant to this Agreement, other than order quantity and shipping instructions, are expressly excluded and will not modify the terms of this Agreement, unless specifically accepted by both parties in writing. This Agreement may be executed in counterparts, each of which will constitute an original. If any provision of this Agreement is found to be invalid or unenforceable, the remaining provisions hereof will not be affected. The authority construing this Agreement may modify the affected provision to the minimum extent necessary to be valid and enforceable, or may strike the affected provision and enforce this Agreement as if that provision were not included. The provisions of Section 5, Sections 7, and Section 10 through 24 will survive termination of this Agreement.

23.6	Each signer of this Agreement represents and warrants that he is duly authorized to sign this Agreement on behalf of the party for which he signs, and that this Agreement when executed is binding on the Party for which he signs.

Confidential and Proprietary	11	Gogo LLC

23.7	AeroSat shall not be liable for delays in performance of its obligations and the date on which AeroSat’s obligations are to be fulfilled shall be extended for a period of time caused by the delay when the delay was due to causes beyond the AeroSat’s control and not due to its fault or negligence, which Force Majeure causes include but are not limited to, the following:

(a)	Acts of God, unforeseeable circumstances, acts (including delay or failure to act) of any governmental authority (De Jure or De Facto), wars (declared or undeclared), riot, revolution, terrorism, hijacking, fires, epidemics, prohibition of import or export of goods or products, and interruptions of essential services and supplies such as electricity, natural gas, fuels and water.

(b)	Inability due to causes beyond AeroSat’s reasonable control to timely obtain from subcontractor necessary and proper materials, components, facilities when the subcontractor has excusable causes as listed above and such items cannot reasonably be obtained from another source.

(c)	Partial failure of performance due to any of the aforementioned causes shall not in itself terminate this Contract or excuse any failure by AeroSat to resume all obligations.

In the event AeroSat is affected in the performance of its obligations by any of the aforementioned causes, it shall give the Purchaser prompt written notice of that fact together with satisfactory evidence substantiating that said cause prevents performance, as well as a declaration specifying the steps being taken by the AeroSat to remove such cause of nonperformance and to minimize its effects, and shall continue the performance of its other obligations under this Contract.

23.8	Precedents of Documents. In the event of conflicting, contradicting or additional terms or conditions between this Agreement, an Exhibit, and any Purchase Order, this Agreement will control, followed by Exhibits, and then a Purchase Order, unless agreed to in writing by the parties, and the Purchase Order specifically identifies the conflicting or contradicting term or condition as being conflicting or contradicting and specifically indicates that the Purchase Order will control. AeroSat’s failure to object specifically to provisions contained in any communication from Gogo will not be deemed to be a waiver of the provisions contained in this Agreement. In all events the provisions of this Agreement, the Exhibits, and any applicable Purchase Order will control over a conflicting preprinted provision contained in a Purchase Order. The preprinted provisions of any Customer Purchase Order are hereby rejected and will be null and void.

Confidential and Proprietary	12	Gogo LLC

IN WITNESS WHEREOF, the parties have executed this Product Manufacturing and Purchase Agreement as of the date first written above.

AeroSat Avionics LLC		Gogo LLC

By:	/s/ Dennis E. Ferguson	By:	/s/ Patrick J. Walsh

Dennis E. Ferguson		Patrick J. Walsh

CEO		VP, ENGINEERING DEVELOPMENT

Confidential and Proprietary	13	Gogo LLC

EXHIBIT A

This Exhibit A as defined in the Product Manufacturing and Purchase Agreement (“Agreement”) dates as of May 8, 2012, between Gogo LLC (“Gogo”) and AeroSat Avionics LLC (“AeroSat”) is subject to and incorporates by reference the provisions of the Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Described within this Exhibit A is the Product and Deliverables to be provided by AeroSat and related terms and conditions.

1.	Product. The Product is defined as the AeroSat HR6400 Antenna System, which is comprised of the following parts, including their alternates as described in Section 4.2 of this Exhibit as well as supporting documentation. Together in the quantities identified in the parts list below they comprise one shipset (the “Shipset”).

Parts List – HR 6400 Antenna System
Component	Quantity per Shipset
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Confidential and Proprietary	1	Gogo LLC

2.	Documentation. Each Shipset component will be delivered with the following documentation:

Component (LRU)	Systems 1 and 2	Post PMA
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Confidential and Proprietary	2	Gogo LLC

The Software License referenced above is AEROSAT SOFTWARE LICENSE AGREEMENT (VERSION F-2) which is attached as Exhibit D.

The following documents will be provided to the FAA for non-PMA parts in support of the initial installation:

Part / Document Number	Description
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Confidential and Proprietary	3	Gogo LLC

The following documents will be submitted to Gogo for PMA parts in support of the initial installation:

Document #	Document Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In addition, AeroSat will provide any additional Product documentation required by the FAA to support the initial STC filings.

Confidential and Proprietary	4	Gogo LLC

3.	Other Goods and Services. In addition to the Product, the parties have agreed that AeroSat will supply the goods and services enumerated below:

3.1	AMSS Licensing Support. AeroSat will provide Gogo with existing documentation to support Gogo’s application to the FCC for a license to operate the Product. AeroSat will also provide engineering advice to Gogo in support of Gogo’s application before the FCC for a license to operate the product. AeroSat will be responsible only for the performance of the antenna and for the arrangement of any additional Product testing required by a regulatory authority [***].

3.2	Radome Attachment Ring - 767-300. In consideration for AeroSat’s design modification of the existing A330 attachment ring designs to accommodate fitment of the Product on 767300 aircraft, Gogo agrees to pay AeroSat [***] in non-recurring engineering (“NRE’’) fees for the design modification. Gogo shall pay Aerosat the [***] in NRE fees upon the execution of this Agreement. AeroSat agrees to exclusively sell or distribute the subject modified Radome attachment ring to Gogo for a period of one (1) year from the effective date of the Agreement. AeroSat, at its option, may elect to terminate the foregoing exclusivity by paying Gogo the full amount of the NRE previously paid by Gogo under this Section 3.2.

3.3	Radome Attachment Modifications. In order to accommodate the fitment of the Product on additional aircraft types, AeroSat will provide Gogo with Radome attachment rings which Gogo may, at the time of order placement, request to have substituted in place of Part Number [***]. AeroSat will provide the first article part conforming to the ordered aircraft type and color within 6 months of order with CFD and FEA reports. In consideration, Gogo agrees to pay AeroSat $[***] in NRE fees as set forth in Section 6 of the Agreement. AeroSat agrees to exclusively sell or distribute the subject modified Radome attachment ring to Gogo for a period of one (1) year from the effective date of the Agreement. AeroSat, at its option, may elect to terminate the foregoing exclusivity by paying Gogo the full amount of the NRE previously paid by Gogo for the specific substitute part under this Section 3.3.

3.4	[***].

3.5	[***].

3.6	ACMU E850MPIND. As part of this Exhibit A, AeroSat agrees to integrate the iDirect modem within an ACMU, and Gogo agrees to pay AeroSat [***] in order to purchase one lab ACMU to Gogo with the integrated iDirect modern and to accelerate the qualification testing of this iDirect ACMU in order for it to be coincident with the qualification testing of the exiting Hughes ACMU. Gogo shall pay AeroSat the [***] upon execution of this Agreement. The initial iDirect lab ACMU shall not include a high-speed software license from iDirect.

Confidential and Proprietary	5	Gogo LLC

4.	Pricing and Payment.

4.1	Pricing. AeroSat agrees to sell Shipsets to Gogo in accordance with the pricing set forth in the below table (Table 1). The table reflects a pricing structure based on the total number of Shipsets ordered by Gogo under this Exhibit A regardless of if the Shipsets are ordered through a single purchase order or multiple purchase orders.

Confidential and Proprietary	6	Gogo LLC

TABLE 1 - Shipset Pricing

Cumulative Quantity of Shipsets	Price per Shipset*
[***]	[***] per Shipset for the [***] Shipsets ordered by Gogo under this Exhibit A (the “First Lot Quantity”)

[***]	[***] per Shipset for the [***] Shipset ordered under this Exhibit A, provided that the minimum lot quantity is 10 systems after the First Lot Quantity cited above

[***]	The price for each Shipset after [***] Shipset ordered under this Exhibit A is TBD, but shall not to exceed [***]

*	- [***].

4.2	Alternate Parts and Price Adjustments. Gogo may, at the time of order placement, elect to modify the Shipset configuration by ordering any or all of the following alternate parts in substitution for the identified baseline Shipset parts. For the first [***] Shipsets ordered, the ACMU configuration election may be identified as “TBD” at the time of order placement. Gogo must define and elect between the configurations, associated with the below referenced substitutions offered for the Product a minimum of 60 days prior to the scheduled delivery date. The per Shipset price increment for each substitution is indicated below:

[***]

4.3	Most Favored Customer. AeroSat represents and warrants that the price for Shipsets is the lowest price charged by AeroSat to any of its buyers for similar volumes of similarly configured Shipsets under similar terms. If AeroSat charges any other buyer a lower price for similar volumes or configured Shipsets, AeroSat must apply that price to all Products on order by Gogo with delivery dates contemporaneous or subsequent to the shipment of comparably priced Shipsets at a lower price. AeroSat agrees that it will not sell or offer to sell any Shipset or component thereof to any other customer than Gogo that would in any way interfere or interrupt the Gogo delivery schedule once such a delivery schedule is documented in writing. AeroSat further agrees to fulfill delivery of Products to Gogo for any delayed or incomplete delivery under an issued purchase order before AeroSat ships or delivers the same Products or similar products conforming in all material respects to the specifications set forth in Exhibit F to any other party.

4.4	Payments. Any amounts [***] already paid to AeroSat by Gogo under the January 12, 2012, Letter of Intent between Gogo and AeroSat, as amended, shall

Confidential and Proprietary	7	Gogo LLC

be subtracted over the [***] initially procured by Gogo, equating to [***] per system, from the total fees due AeroSat for the purchase of Shipsets under this Exhibit A.

4.5	Payment Schedule for the Initial Order. Subject to the above Sections 4.1. through 4.4, and upon execution of this Exhibit A by the Parties:

[***]

(c) Gogo shall pay AeroSat the balance of the total fees under the initial order upon receipt and Acceptance by Gogo of each Shipset.

4.6	Payment Schedule for Additional Orders. [***]

5.	Delivery. Subject to AeroSat’s successful completion of the ACMU qualification testing of the Shipset, which shall be completed by five weeks after receipt of funds. Shipset deliveries to Gogo shall begin by July 1, 2012, and be completed before December 31, 2012; provided that the below-listed milestone and delivery dates will be tolled to accommodate required testing or for delays caused solely by Gogo’s action or inaction. Gogo shall be responsible for securing all applicable airworthiness compliance permits to integrate the Shipsets onto aircraft required by the Department of Transportation, Federal Aviation Administration or any foreign counterpart. Shipset delivery documentation is set forth in Section 2 to this Exhibit A.

6.	Operations Support. AeroSat will provide telephone operations support, Monday through Friday excluding U.S. federal holidays between the hours of 8AM and 5PM Eastern Time. For assistance, please call +1 603-897-0205, extension 151. The Point of Contact is Frank Blanda.

7.	Additional Terms.

7.1

Right to Complete. Subject to the escrow agreement between the Parties, the terms of which shall supersede the terms of this Section in the event of a conflict, should any of the Shipsets delivered to Gogo not operate in accordance with Exhibit F (provided that any nonconformance which does not affect performance of the Product will not be deemed a material failure), or if AeroSat otherwise materially defaults in its performance under any purchase order, other than a default resulting or arising solely from Gogo’s actions or inaction, then, subject to AeroSat’s warranty obligations, and upon Gogo’s instruction, AeroSat shall release or notify the applicable escrow agent to release the Deposit to Gogo to allow Gogo to complete any ordered Shipsets pursuant to a purchase order issued prior to the date of default. Gogo shall be entitled to make modifications to AeroSat’s Deposit for completion of any Shipsets. For any Materials released to Gogo via escrow, Gogo agrees to hold such Deposit as Confidential Information in accordance with the terms and conditions set forth in the Confidentiality Agreement. In the event of the foregoing, Gogo shall be responsible to AeroSat solely for the actual costs incurred by AeroSat associated with each Shipset

Confidential and Proprietary	8	Gogo LLC

through the date on which Gogo exercises its right to complete such Shipset under this Section, which amount will be payable to AeroSat upon the sale or license by Gogo of each such Shipset. In the event Gogo exercises its rights under this Section, AeroSat shall return any amounts pre-paid by Gogo to AeroSat in excess of the actual costs incurred by AeroSat.

TABLE 3 - Milestones

Milestone Dates	Tasks
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Assumptions

•	Hughes Network Services requires that satellite services suitable for use with the AeroSat antenna are available in Amherst, New Hampshire, beginning 4/2.

•	Pre-Qualification and Qualification includes both Hughes and iDirect modem integration.

•	Gogo to provide DER and DAR coverage as required for conformity and qualification test witness.

Software Delivery Milestones:

Software Version	Scope	AeroSat Drop Date
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Confidential and Proprietary	9	Gogo LLC

EXHIBIT B

1.	PROCEDURES FOR WARRANTY CLAIMS

AeroSat will have no duty to provide warranty service for any Product component unless Gogo complies with the following requirements:

a.	Notification and Warranty Claim. Promptly after Gogo concludes that a Product component has failed in a manner it believes is covered by this warranty, Gogo will notify AeroSat by submitting a written warranty claim (a “Warranty Claim”) as follows:

(i)	Online Form. Gogo will populate the requested information into, and submit online, AeroSat’s online warranty claim form for the Product component at www.aerosat.com/nna;

(ii)	Email. Only if the online claim form discussed in provision (i) is not functioning, Gogo will email to AeroSat at rma@aerosat.com a scanned image of the populated online warranty claim form; provided that if Customer does not have a copy or print-out of the form, it should call AeroSat at +1 603 879 0205 and request a copy of the form to populate, scan and email to AeroSat at the above email address; or

(iii)	Other. Only if Gogo is unable to submit the warranty claim form as described in provisions (i) or (ii) above, it should call AeroSat at the number set forth in (ii) to discuss alternative submission methods.

b.	Content of Warranty Claim. Without limiting the obligation to submit any information pursuant to provision (a) above, each Warranty Claim should, to the extent applicable, set forth:

(i)	The Product component number or other identifying information of the Product;

(ii)	The serial number, if any, of the Product;

(iii)	A reasonably detailed description of the nature of the failure; and

(iv)	Contact information for Gogo contact to which AeroSat should send (A) communication regarding the Warranty Claim or (B) an estimate for repair or replacement of the Product component if the failure is not covered by this warranty (if non-warranty service is available).

c.	Initial Screening of Warranty Claims. If during the process of Warranty Claim submission, AeroSat becomes aware of a fact that would make the specific Product component failure subject to the Warranty Claim one that is not covered by this warranty, it may inform Gogo of such non-coverage at that time and provide Gogo a written estimate of the cost to repair or replace the Product component as non-warranty services (if available).

Confidential and Proprietary	1	Gogo LLC

d.	Issuance of RMA. Following receipt of a Warranty Claim and assuming AeroSat has not informed Gogo that the respective failure is not covered by this warranty pursuant to provision (c) above, AeroSat shall promptly issue to Gogo a Return Materials Authorization (an “RMA”).

e.	Shipment to AeroSat. Upon receiving an RMA for the respective Product component, Gogo will ship the Product component to AeroSat at the address specified in the RMA for warranty evaluation and services, and will include therewith a copy of the RMA. Gogo may not ship a Product component to AeroSat without an associated RMA unless the customer is a commercial airline and has been provided written exception from AeroSat. Gogo shipment must comply with Section 3 below.

1.	WARRANTY SERVICE FOR WARRANTY CLAIM

a.	Evaluation. Upon receipt of the Product component from Gogo for which AeroSat has issued an RMA, AeroSat will evaluate whether the failure of the Product component is one that is covered by this warranty. If the failure is not covered, AeroSat will inform Gogo of that fact in writing and will provide Gogo a written estimate of the cost to repair or replace the Product component as non-warranty services (if available).

b.	Repair or replacement of covered Product. For a Product component which has suffered a failure covered by this warranty, AeroSat will, without charge to Gogo (except as expressly set forth herein), either repair or replace such Product. AeroSat may decide in its sole discretion whether to repair or replace any such Product.

c.	AeroSat shipment of Product Antenna System. For failures covered by this warranty which AeroSat decides to repair, AeroSat will use commercially reasonable efforts to ship the repaired Product component to Gogo within 10 business days after receiving the respective Product component from Gogo (for which an RMA was issued). For failures covered by this warranty which AeroSat decides should be replaced, AeroSat will replace such Product component with a Product component in AeroSat’s inventory, or, if no Product component is available, place an order into its material requirements planning (“MRP”) system on behalf of Gogo for the soonest available production slot.

d.	Customer Reports. AeroSat will include with each unit that is repaired under warranty and shipped back to the Gogo a report describing the nature of the problem and the corrective action taken by AeroSat to resolve such problem.

Confidential and Proprietary	2	Gogo LLC

2.	SHIPPING

Gogo will bear all costs and risks of shipping any Product component to AeroSat under these warranty terms. Gogo will ship Products to AeroSat in shipping containers specified by AeroSat and in compliance with shipping instructions in the Product component repair manual and the RMA. AeroSat will bear all costs and risks of shipping repaired or replacement Products to Customer (but only for failures covered by this warranty).

Confidential and Proprietary	3	Gogo LLC

EXHIBIT C

Three-Party Escrow Agreement

Among

Depositor, one Beneficiary and Escrow Associates, LLC

This three-party escrow agreement allows the software Beneficiary conditional access to the source code. The Beneficiary, Software Depositor and Escrow Associates, LLC all execute the agreement.

Escrow Associates, LLC encourages clients to modify the contracts as necessary to support their specific escrow requirements. Please contact us directly at (800) 813-3523 or info@escrowassociates.com

Confidential and Proprietary	1	Gogo LLC

Three-Party Escrow Agreement

This Technology Escrow Agreement (“Agreement”) among Escrow Associates, LLC (“Escrow Associates”), Gogo LLC (“Beneficiary”) and AeroSat Avionics (“Depositor”) is effective on this 8th day of May 2012 (the “Effective Date”).

Recitals

Whereas, Depositor licenses technology to Beneficiary in the form of software object code (the “Software”) pursuant to a Product Manufacturing and Purchase Agreement (“Purchase Agreement”). The source code is defined as the Software developed by Depositor and integrated into the Products being sold to Beneficiary under the Purchase Agreement in source code form, including all relevant documentation and instructions necessary to maintain, duplicate, and compile the source code (the “Source Code”). The Source Code is necessary to maintain and support the Software developed by Depositor which is integrated into the Products as more fully set forth in the Purchase Agreement. The Source Code and any other components Depositor provides which are related to building and maintaining the Software identified on Exhibit B (as the same may be modified herein) are hereafter referred to collectively as the deposit materials (“Deposit Materials”).

Whereas, the purpose of this Agreement is to protect Depositor’s ownership and confidentiality of the Deposit Materials and to protect Beneficiary’s legitimate use of the Deposit Materials as defined by the Purchase Agreement. Further, this Agreement is intended to provide for certain circumstances under which Beneficiary shall be entitled to receive the Deposit Materials held in escrow by Escrow Associates to continue its legitimate use and support of the Software.

Whereas, Beneficiary and Depositor hereby designate and appoint Escrow Associates as the escrow agent under this Agreement. Escrow Associates hereby accepts such designation and appointment and agrees to carry out the duties of escrow agent pursuant to the terms and provisions of this Agreement. Escrow Associates is not a party to, and is not bound by, any agreement that might be evidenced by, or might arise out of, any prior or contemporaneous dealings between Depositor and Beneficiary other than as expressly set forth herein.

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	Deposit Materials

(a)	Initial Deposit - Depositor shall submit the initial Deposit Materials to Escrow Associates within sixty (60) days of the Effective Date or sixty (60) days after development of the Deposit Materials is completed. Depositor shall complete and deliver with all Deposit Materials a form as shown herein as Exhibit B, which shall then become part of this Agreement. Escrow Associates shall notify Beneficiary within ten (10) business days of receipt of the initial Deposit Materials. Escrow Associates has no obligation with respect to the initial Deposit Materials for delivery, functionality, completeness, performance or initial quality.

Confidential and Proprietary	2	Gogo LLC

(b)	Deposit Material Updates - Depositor shall submit updates to the initial Deposit Materials to Escrow Associates within sixty (60) days of any material modification, upgrade or new release of the Software. Depositor shall complete and deliver with all updates to the Deposit Materials an amended Exhibit B form, which shall additionally become part of this Agreement. Escrow Associates shall notify Beneficiary within ten (10) business days of receipt of updates to the Deposit Materials. Escrow Associates has no obligation with respect to the updates to the Deposit Materials for delivery, functionality, completeness, performance or initial quality.

(c)	Electronic Deposit - In the event Depositor elects to utilize electronic means to transfer the Deposit Materials to Escrow Associates, whether through a service provided by Escrow Associates or other means, Escrow Associates shall not be liable for transmissions that fail in part or in whole, are lost, or are otherwise compromised during transmission. Furthermore, Escrow Associates shall not be liable for any subsequent services that may or may not be delivered as a result of a failed transfer. Escrow Associates shall not be liable to Depositor or Beneficiary for any encrypted update, or any part thereof, that is transmitted over the Internet to Escrow Associates’ FTP Site but is not received in whole or in part, or for which no notification of receipt is given.

(d)	Duplication of Deposit Materials - Escrow Associates may duplicate the Deposit Materials only as necessary to comply with the terms of this Agreement. Escrow Associates at its sole discretion may retain a third party for the purpose of duplicating the Deposit Materials only as necessary to comply with the terms herein. All duplication expenses shall be borne by the party requesting duplication.

(e)	Deposit Material Verification - Escrow Associates may be retained by separate agreement or by alternative means, to conduct a test of the Deposit Materials to determine the completeness and accuracy of the Deposit Materials. Escrow Associates shall not be liable for any actions taken on the part of any third party with regards to the Deposit Materials.

2.	Term

(a)	Term of Agreement - The term of this Agreement shall be for a period of one (1) year from the Effective Date. At the end of the initial and each subsequent term, this Agreement shall automatically renew for an additional one (1) year term unless terminated according to the terms herein.

(b)	Termination of Agreement - This Agreement will terminate provided that one of the following occurs:

i.	The Purchase Agreement has been terminated or has expired, or

ii.	All Deposit Materials have been released in accordance with the terms hereof.

Confidential and Proprietary	3	Gogo LLC

(c)	Termination for Non-Payment - In the event that full payment of any or all fees due to Escrow Associates under this Agreement have not been received by Escrow Associates within thirty (30) days of the date payment is due, Escrow Associates will notify all parties hereto of the delinquent fees. If the delinquent fees are not received within thirty (30) days of the delinquency notification, Escrow Associates shall have the right to terminate this Agreement and destroy the Deposit Materials.

(d)	Return of Deposit Materials - Upon termination of this Agreement for any reason other than in the event all Deposit Materials have been released in accordance with the terms of Section 6 herein, Escrow Associates shall return the Deposit Materials to Depositor via commercial courier to the address of Depositor shown in this Agreement, provided that all fees due Escrow Associates are paid in full. If two (2) attempts to return Deposit Materials via commercial courier to Depositor fail or Depositor does not accept the Deposit Materials, Escrow Associates shall destroy the Deposit Materials.

3.	Fees

(a)	Payment - Upon receipt of signed Agreement or initial Deposit Materials, whichever comes first, Escrow Associates will submit an initial invoice to Beneficiary and Depositor for amount shown on Exhibit A attached hereto. If payment is not received, Escrow Associates shall have no obligation to perform its duties under this Agreement. Beneficiary and Depositor agree to pay to Escrow Associates all additional fees for services rendered related to this Agreement as shown on Exhibit A. The fee for any service that is not expressly covered in Exhibit A shall be established by Escrow Associates upon request. All fees are due in advance of service and Escrow Associates may amend Exhibit A at any time upon sixty (60) days written notice to Beneficiary and Depositor.

(b)	Currency - All fees are in U.S. dollars and payment must be rendered in U.S. dollars unless otherwise agreed to in advance by Escrow Associates.

4.	Indemnification - With the exception of gross negligence, willful misconduct or intentional misrepresentation on behalf of Escrow Associates, Depositor and Beneficiary shall, jointly and severally, indemnify and hold harmless Escrow Associates and each of its directors, officers, agents, employees, members and stockholders (“Escrow Associates Indemnitees”) absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys’ fees and costs, that may be asserted against any Escrow Associates Indemnitee in connection with this Agreement or the performance of Escrow Associates or any Escrow Associates Indemnitee hereunder.

Confidential and Proprietary	4	Gogo LLC

5.	Depositor’s Representations and Warranties

(a)	The Deposit Materials as delivered to Escrow Associates are a copy of Depositor’s proprietary information corresponding to that described in Exhibit B and are capable of being used to generate the Software. Depositor shall update the Deposit Materials as provided for in the Purchase Agreement and/ or as provided for herein. The Deposit Materials shall contain all information necessary to enable a reasonably skilled programmer or analyst to understand, maintain and correct the Deposit Materials.

(b)	Depositor owns the Deposit Materials and all intellectual property rights therein subject to the liens, security interests, or other encumbrances listed on Schedule 1.

6.	Release of Deposit Materials

(a)	Release - The Deposit Materials, including any copies thereof, will be released to Beneficiary after the receipt of the written request for release only in the event that the release procedure set forth in Section 6 is followed and:

i.	Depositor notifies Escrow Associates in writing to effect such release; or

ii.	Beneficiary makes written request to Escrow Associates; and

a.	Beneficiary asserts that Depositor has failed in a material respect under the Purchase Agreement; or

b.	Beneficiary asserts that Depositor has ceased all material business operations without a successor or assign; or

c.	Beneficiary asserts that Depositor has filed for bankruptcy protection; or

d.	Beneficiary is subject to an involuntary bankruptcy proceeding filed by its creditors which action is not dismissed within 120 days of filing; or

e.	Beneficiary includes a written statement that the Deposit Materials will be used in accordance with the terms of the Purchase Agreement; and

f.	Beneficiary includes specific instructions for the delivery of the Deposit Materials.

(b)	Depositor Request for Release - If the provisions of Section 6(a)(i) are met, Escrow Associates will release the Deposit Materials to Beneficiary within ten (10) business days.

(c)	Beneficiary Request for Release - If the provisions of Section 6(a)(ii) are met, Escrow Associates will within ten (10) business days forward a complete copy of the request to Depositor. Depositor shall have thirty (30) days to make any and all objections to the release known to Escrow Associates in writing. If after thirty (30) days Escrow Associates has not received any written objection from Depositor, Escrow Associates shall release the Deposit Materials to Beneficiary as instructed by Beneficiary.

Confidential and Proprietary	5	Gogo LLC

(d)	Depositor Objection to Release - Should Depositor object to the request for release by Beneficiary in writing, Escrow Associates shall notify Beneficiary in writing within ten (10) business days of Escrow Associates receipt of said objection and shall notify both parties that there is a dispute to be resolved pursuant to Section 7 (Arbitration) of this Agreement. Escrow Associates will continue to hold the Deposit Materials without release pending (i) joint instructions from Depositor and Beneficiary; (ii) dispute resolution according to Section 7 (Arbitration); or (iii) order from a court of competent jurisdiction.

(e)	Grant of License to Deposit Materials - As of the Effective Date but effective as of the date of release of the Deposit Materials to Beneficiary, Depositor hereby grants to Beneficiary, a non-exclusive, worldwide, perpetual, paid in full license, to install, use, copy, publicly perform and digitally perform, modify and create derivative works from the Deposit Materials delivered by Escrow Associates under this Section, for the sole purpose of continuing the benefits afforded to Beneficiary under the Purchase Agreement, including the development of patches and upgrades solely for Beneficiary’s internal use.

(f)	Restrictions on Use - The following restrictions shall apply to Deposit Materials delivered to Beneficiary: (i) Beneficiary shall not copy the Deposit Materials other than as necessary for installation on Beneficiary’s equipment and for backup copies on Beneficiary’s equipment, (ii) Beneficiary will keep the Deposit Materials in a secure, safe place when not in use, (iii) Beneficiary agrees to use the Deposit Materials under carefully controlled conditions in accordance with, and for the purposes of, this Agreement, (iv) Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials in accordance with Section 8, and (v) Beneficiary agrees to treat, handle, and store the Deposit Materials in the same manner and with the same care as it treats its most sensitive and valuable trade secrets.

7. Arbitration - Except as expressly provided for herein, any dispute or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled in Atlanta. Georgia by arbitration administered by the American Arbitration Association in accordance with its Commercial [or other] Arbitration Rules [including the Emergency Interim Relief Procedures], and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Depositor and Beneficiary jointly agree to reimburse Escrow Associates for any and all costs incurred as a result of any Arbitration including attorney’s fees. The arbitrator(s) shall award attorneys’ fees and costs to the prevailing party.

8. Confidentiality - Except as otherwise required to carry out its duties under this Agreement, Escrow Associates shall hold in strictest confidence and not permit any third party access to nor otherwise use, disclose, transfer or make available the Deposit Materials except as otherwise provided herein, unless consented to in writing by Depositor.

Confidential and Proprietary	6	Gogo LLC

9. Limitation of Liability - Under no circumstance shall Escrow Associates be liable for any special, incidental, or consequential damages (including lost profits) arising out of this Agreement even if Escrow Associates has been apprised of the possibility of such damages. In performing any of its duties hereunder, Escrow Associates shall not incur any liability to any party for any damages, losses, or expenses, except for willful misconduct or gross negligence on the part of Escrow Associates, and it shall not incur any liability with respect to any action taken or omitted in reliance upon any written notice, request, waiver, consent, receipt or other document which Escrow Associates in reasonably good faith believes to be genuine.

10. Notices - Notices shall be deemed received on the third business day after being sent by first class mail, or on the following day if sent by commercial express mail. All notices under this Agreement shall be in writing and addressed and sent to the person(s) listed in the space provided below:

Depositor

Company: AeroSat Avionics LLC

Contact: Dennis Ferguson Title: CEO

Address: 62 State Route 101A, Ste. B

City, State, Zip: Amherst, NH 03031

Telephone: 603-879-0205 Fax: 603-925-0001

Email: DFerguson@aerosat.com

Billing Contact:	Same as above	Title:

Address:

City, State, Zip:
Telephone:	Fax:
Email:

Purchase Order (if applicable):

Beneficiary

Company: Gogo LLC

Contact: Margee Elias Title: SVP & General Counsel

Address: 1250 N. Arlington Heights Road

City, State, Zip: Itasca. IL 60143

Telephone: 630-647-7207 Fax:

Email: melias@gogoair.com

Confidential and Proprietary	7	Gogo LLC

Billing Contact:	Same as above	Title:

Address:

City, State, Zip:
Telephone:	Fax:
Email:

Purchase Order (if applicable):

Escrow Associates, LLC

Attn: Contracts Administration

8302 Dunwoody Place, Suite 150

Atlanta, GA 30350 USA

Telephone: 800-813-3523

Fax: 770-518-2452

Email: info@escrowassociates.com

11.	Miscellaneous

(a)	Counterparts - This Agreement may be executed in any number of multiple counterparts, each of which is to be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

(b)	Entire Agreement - This Agreement supersedes all prior and contemporaneous letters, correspondences, discussions and agreements among the parties with respect to all matters contained herein, and it constitutes the sole and entire agreement among them with respect thereto.

(c)	Limitation of Effect - This Agreement pertains strictly to the escrow services provided for herein and does not modify, amend or affect any other contract or agreement of one or more of the parties. The terms and provisions of the Purchase Agreement, as the same may be physically modified by the terms and provisions hereof, shall continue in full force and effect and be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

(d)	Modification - This Agreement shall not be altered or modified without the express written consent of all parties.

(e)	Bankruptcy Code - This Agreement shall be considered an agreement supplementary (together with any modification, supplement, or replacement thereof agreed to by the parties) to the Purchase Agreement pursuant to Title 11 United States Bankruptcy Code Section 365(n).

Confidential and Proprietary	8	Gogo LLC

(f)	Survival of Terms - All obligations of the parties intended to survive the termination of this Agreement, including without limitation, are the provisions of Sections 2 (Term), 3 (Fees), 4 (Indemnification), 7 (Arbitration), 9 (Limitation of Liability), and 11 (Miscellaneous) which shall survive the termination of this Agreement for any reason.

(g)	Governing Law - This Agreement shall be governed by the laws of the state of New York, other than its conflicts of laws provisions.

(h)	Time of the Essence - Time is of the essence in this Agreement.

(i)	Successors and Assigns - This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties, provided, however, that Beneficiary shall have no right to assign any rights hereunder or with respect to the Deposit Materials except as permitted with respect to assignment of Beneficiary’s rights under the Purchase Agreement.

(Signatures are on following page. Remainder of the page intentionally left blank.)

Confidential and Proprietary	9	Gogo LLC

IN WITNESS WHEREOF, the parties have executed this Agreement by and through their duly authorized agents as of the Effective Date.

Depositor

Signature:

Name:	Dennis E Ferguson

Title:	CEO

Company:	AeroSat Avionics LLC

Date:	May 8, 2012

Contract Negotiated by:

Negotiator Telephone:

Beneficiary

Signature:

Name:

Title:

Company:	Gogo LLC

Date:	May 8, 2012

Contract Negotiated by:

Negotiator Telephone:

Escrow Associates, LLC

Signature:

Name:

Title:

Date:

Confidential and Proprietary	10	Gogo LLC

Exhibit A

Schedule of Fees

(Initial Year / Renewal)

Three-Party Agreement & Deposit Evaluation Services	[***]

Three-Party escrow agreement includes, all protections and full client services. Also includes Escrow Associates’ deposit tracking service and deposit evaluation services & reports.

•	Three-Party agreement services +

•	Deposit evaluation & reporting to test for presence of source code and documentation, includes virus scan, media test and file listings (up to 4 X / year)

•	Deposit tracking services provides quarterly statements which will be emailed to Depositor with a copy to Beneficiary for every account

Three-Party Agreement	[***]

Three-Party escrow agreement includes:

•	Contract review & agreement drafting assistance

•	Customization & set-up of agreement

•	Twelve updates to escrow deposit material

•	FTP depositing services (up to 750 MB / Update)

•	Online account management

•	Notifications to all parties

•	Deposit account w/ state of the art media vault storage

Optional - Full Technical Verification	[***]

Per project fee. During Deposit Compilation, Escrow Associates will simulate a release of the escrow deposit by conducting the verification process necessary to convert deposited materials into executables. Once a Deposit Compilation is successful, the End-User can be confident that the materials in escrow are sufficient and comprehensive.

Escrow Associates will verify the process necessary to convert deposited materials into executables by following the necessary steps. Test includes:

•	Construction of the build platform

•	Validation of the build instructions by following steps through the compile process

•	Troubleshooting of problems encountered, review and correction of errors with Depositor

•	Deposit Compilation Report to include:

•	Identification of any errors encountered and error logs, if appropriate

Confidential and Proprietary	11	Gogo LLC

•	Escrow Associates’ recommendations

•	Production of executables for End-User acceptance testing

Confidential and Proprietary	12	Gogo LLC

Exhibit B

Deposit Materials

1.	Source code and related documentation developed by AeroSat for the Products pursuant to Exhibit A of the Product Manufacturing and Purchase Agreement (“Purchase Agreement”), dated May 8, 2012.

2.	Drawings, designs, and manufacturing documents required to produce the Products purchased under the Purchase Agreement, including but not limited to antennas, radome design specifications, and the ACMU (other than the modem).

Please complete Exhibit B form and enclose a copy with the Deposit Materials or contact us for details on electronic depositing.

Attn: Vault Manager

Escrow Associates, LLC

8302 Dunwoody Place, Suite 150

Atlanta, GA 30350 USA

info@escrowassociates.com

1-800-813-3523

Company Name:

Escrow Associates Account Number:

Product Name & Version:

Three-Party Agreement	New Deposit Account
☐ Two-Party Agreement	☐ Update to existing Deposit Account

Please list specific Beneficiaries under a Two-Party Agreement associated with this product/ update or check here to apply to all Beneficiaries:  ☐

Media Description:

Quantity	Type	Description / Label
DVD/CDR
DT/DDS Tape
Documentation
Other

Deposit Prepared by:	Deposit Accepted by (Escrow Associates):

Signed:	Signed:

E-mail:	Name:

Date:	Date:

Confidential and Proprietary	13	Gogo LLC

Credit Card/Wire Transfer Payment Form

CREDIT CARD PAYMENT INFORMATION Please fill out all information below.

Company Name / Account Number:

Escrow Associates Invoice Number:

Card Type (Amex / Visa / etc.):

Transaction Amount:

Credit Card Number:

Expiration Date:

CVV Code:

Billing Name:

Billing Address:

Billing City State Zip:

Client Signature:	Title:

Print Name:	Date:

☐ Please bill my card annually for these fees.

WIRE TRANSFER PAYMENT INFORMATION
Please contact Escrow Associates, LLC for ACH / Wire Transfer Information at: 1-800-813-3523 or accounts@escrowassociates.com

Please contact us directly with any questions! Thank you for your business!

Confidential and Proprietary	14	Gogo LLC

Schedule 1

Patent Security Agreement date May 11, 2012

Confidential and Proprietary	1	Gogo LLC

Form PTO-1595 (Rev. 07/05) GMB No. 0651-0027 (exp. 6/30/2008)	U.S. DEPARTMENT OF COMMERCE United States Patent and Trademark Office

RECORDATION FORM COVER SHEET PATENTS ONLY
To the Director of the U.S. Patent and Trademark Office: Please record the attached documents or the new address(es) below.
1. Name of conveying party(ies)		2. Name and address of receiving party(ies)
AeroSat Corporation		Name: AeroFund XC, LLC, as Administrative Agent
Additional name(s) of conveying party(ies) attached? ☐ Yes ☒ No		Internal Address: c/o David Rowe

3. Nature of conveyance/Execution Date(s):		Street Address: 15 Lake Street, Suite 235
Execution Date(s) June 28, 2011
☐ Assignment	☐ Merger ☐	City: Savannah
☒ Security Agreement	☐ Change of Name	State: GA
☐ Joint Research Agreement		Country: USA Zip: 31411
☐ Government Interest Assignment ☐ Executive Order 9424, Confirmatory License		Additional name(s) & address(es) attached? ☐ Yes ☒ No
☐ Other
4. Application or patent number(s): A. Patent Application No.(s)		☐ This document is being filed together with a new application. B. Patent No.(s) 5,973,847; 8,950,073; 7,181,160; 7,251,223; 7,403,168; and 7,791,549.
Additional numbers attached? ☐ Yes ☐ No ☒
5. Name and address to whom correspondence concerning document should be mailed:		6. Total number of applications and patents involved: seven (7)
Name: AeroFund XC, LLC, as Administrative		7. Total fee (37 CFR 1.21(h) & 3.41) $ 280 ☐ Authorized to be charged by credit card ☐ Authorized to be charged to deposit account ☐ Enclosed ☐ None required (government interest not affecting title)
Internal Address: cfo David Rowe

Street Address: 15 Lake Street, Suite 235

City: Savannah
State: GA Zip: 31411
Phone Number: 912-598-3102
Fax Number 404-759-2448
Email Address:

9. Signature:		7/22/2011
	Signature	Date

Erlo J. Gyllenborg, Esq.	Total number of pages including cover sheet, attachments and documents:	6
Name of Person Signing

Documents to be recorded (Including cover shoot) should be faxed to (871) 273-0140, or mailed to:

Mall Stop Assignment Recordation Services, Director of the USP to, P.O. Box 1450, Alexandria, V.A. 22313-1450

CONFIDENTIAL

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Security Agreement”) made as of June 28, 2011, by AeroSat Corporation, a Delaware corporation (“Borrower”), in favor of AeroFund XC, LLC with an address of 15 Lake Street, Suite 235, Savannah, GA 31411, as lender and administrative agent (the “Agent”) for the entities and individuals from time to time parties (each individually a “Lender”, and collectively, the “Lenders”) to that certain Note and Warrant Purchase Agreement of even date herewith (the “Agreement”).

Recitals

WHEREAS, Borrower has agreed to provide Lenders as security for Borrower’s prompt payment of the loan evidenced by the Agreement and the issuance of a promissory note (the “Note”) a security interest in Borrower’s patents and other intellectual property.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1. Incorporation of Financing Agreements. The Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the complete and timely payment and satisfaction of Borrower’s obligation under the Agreement and Note, Borrower hereby grants to Lenders a security interest in Borrower’s entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule A attached hereto and made a part hereof and all patents and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the “Patents”).

3 Warranties and Representations. Borrower warrants and represents to Borrower that with regard to those Patents registered with the United States Patent and Trademark Office: to the best of its knowledge, no Patent has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Patent been cancelled, in whole or in part and each such Patent is presently subsisting;

(ii) to the best of its knowledge, Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Patent, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Borrower not to sue third persons;

(iii) Borrower has no notice of any suits or actions commenced or threatened with reference to any Patent; and

(iv) Borrower has the unqualified right to execute and deliver this Security Agreement and perform its terms.

4 Restrictions on Future Agreements. Borrower agrees that until Borrower’s obligations under the Agreement and Note have been satisfied in full, Borrower shall not, without the prior written consent of Agent, sell or assign its interest in any Patent or enter into any other agreement with respect to any Patent which would affect the validity or enforcement of the rights transferred to Lenders under this Security Agreement.

5 New Patents. Borrower represents and warrants that, based on a diligent investigation by Borrower, the Patents listed on Schedule A constitute all of the federally registered Patents and Patent applications now owned by Borrower. If, before Borrower’s obligations under the Agreement and Notes shall have been satisfied in full or before the Agreement and Note have been terminated, Borrower shall (i) become aware of any existing Patents of which Borrower has not previously informed Lenders, (ii) obtain rights to any new patentable inventions or Patents, or (iii) become entitled to the benefit of any Patents, which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Borrower shall give to Agent prompt written notice thereof. Borrower hereby authorizes Agent to modify this Security Agreement by amending Schedule A to include any such Patents.

6 Royalties; Terms. The term of this Security Agreement shall extend until the earlier of (i) the expiration of each of the Patents, and (ii) the payment in full of Borrower’s liabilities and the termination of the Agreement and Note. Borrower agrees that upon the occurrence of an Event of Default, the use by Lenders of all Patents shall be without any liability for royalties or other related charges from Lenders to Borrower.

7 Release of Security Interest. This Security Agreement is made for collateral purposes only. Upon payment in full of Borrower’s liabilities under the Agreement and the Note, Agent shall immediately take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Agreement and Note.

8 Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Borrower. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys’ fees and legal expenses, incurred by each Lender and/or Agent in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents or in defending or prosecuting any actions or proceedings arising out of or related to the Patents shall be borne by and paid by Borrower and until paid shall constitute obligations of the Borrower to Lenders under the Notes.

2

9 Duties of Borrower. Borrower shall have the duty (i) to file and prosecute diligently any patent applications pending as of the date hereof or hereafter until Borrower’s liabilities under the Agreement and the Note have been terminated, (ii) to make application on unpatented but patentable inventions, as commercially reasonable, (iii) to preserve and maintain all rights in the Patents, as commercially reasonable and (iv) to ensure that the Patents are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with Borrower’s obligations under this Section 9 shall be borne by Borrower.

10. Right to Sue. After an Event of Default, Agent shall have the right, but shall in no way be obligated, to bring suit in its own name on behalf of and for the benefit of the Lenders to enforce the Patents and, if Agent shall commence any such suit, Borrower shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement and Borrower shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses incurred by Agent in the exercise of its rights under this Section 10.

11. Waivers. No course of dealing between Borrower and Lenders and/or Agent, nor any failure to exercise, nor any delay in exercising, on the part of Lenders, any right, power or privilege hereunder or under the Agreement or Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

13. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

14. Cumulative Remedies; Power of Attorney; Effect on Financing Agreements. All of Lenders’ rights and remedies with respect to the Patents, whether established hereby or by the Agreement, the Note or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Borrower hereby authorizes Lenders and/or Agent upon the occurrence of and during an Event of Default which continues after all applicable cure periods have expired, to make, constitute and appoint any officer or agent of Lenders and/or Agent as Lenders and/or Agent may select, in its sole discretion, as Borrower’s true and lawful attorney-in-fact, with power to (i) endorse Borrower’s name on all applications, documents, papers and instruments necessary or desirable for Lenders in the use of the Patents or (ii) take any other actions with respect to the Patents as Lenders deems to be in the best interest of Lenders, or (iii) grant or issue any exclusive or non-exclusive license under the Patents to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone. Borrower

3

hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until Borrower’s liabilities shall have been paid in full and the Agreement and Note have been terminated. Borrower acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Lender under the Agreement or Note but rather is intended to facilitate the exercise of such rights and remedies. Lender shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Agreement and Note, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Delaware.

15. Binding Effect: Benefits. This Security Agreement shall be binding upon Borrower and its respective successors and assigns, and shall inure to the benefit of Lender, its successors, nominees and assigns.

16. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law.

17. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

18. Further Assurances. Borrower agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Lender shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

19. Survival of Representations. All representations and warranties of Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

20. Integration. The provisions of this Agreement are subject to the intercreditor provisions contained in Article VIII of the Agreement as if set forth in full.

IN WITNESS WHEREOF, Borrower has duly executed this Security Agreement as of the date first written above.

AeroSat Corporation

By:	/s/ William McMaru
Its:	Vice President, William McNary

4

SCHEDULE A

Patents

(i) US Patent 5,973,647 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued Oct. 26, 1999 (A0602-7000); (ii) US Patent 6,950,073 - Communication System with Broadband Antenna, issues September 27, 2005 (A0602-700610); (iii) US Patent 7,181,160 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued February 20, 2007 (A0602-700120 - continuation of 7001); (iv) US Patent 7,251,223 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued November 29, 2006 (A0602-70012 - continuation of 7001); (v) US Patent 7,403,166 - Communications System with Broadband Antenna, issued July 22, 2008 (A06027006/40 - continuation of 7006); (vi) US Patent 7,403,166 - Communications System with Broadband Antenna, issued July 22, 2008 (A0602-7006/40 - continuation of 7006); and (vii) US Patent 7,791,549 - Communications System with Broadband Antenna, issued September 7, 2010 (A0602-7006/20). The Company has also been awarded thirteen (13) foreign patents, as follows: (i) Singapore Patent No. 87378 (200201122-9) - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, granted May 31, 2005 (A0602-7001SG); (ii) Singapore Patent No. 95765 (200301570-8) - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, granted August 31, 2005 (A0602-7002SG); Republic of Korea Patent 15275A1 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued August 18, 2006 (A0602-7001/KR); (iii) Peoples Republic of China Patent 99,816,918.8 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued Oct. 24, 2007 (A0602-7001/CN); (iv) Peoples Republic of China Patent 99,816,918.8 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued Oct. 24, 2007 (A0602- 7001/CN); (v) European Patent Convention Patent 1,212,810 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued August 15, 2007 (A0602-7001/EP); (vi) French Republic Patent 1,212,810 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued August 15, 2007 (A0602-7001/FR); (vii) French Republic Patent 1,321,006- Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued November 29, 2006 (A0602-7002/FR); (viii) Federal Republic of Germany Patent 69,936,884.7 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued August 15, 2007 (A0602-7001/DE); (ix) Federal Republic of Germany Patent 60,124,931.3 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued November 29, 2006 (A0602-7002/DE); (x) Republic of Ireland Patent 1,212,810 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued August 15, 2007 (A0602-7001/IE); (xi) Republic of Ireland Patent 1,321,006 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued November 29, 2006(A0602-7002/IE); (xii) United Kingdom Patent 1,212,810 - Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued August 15, 2007 (A0602-7001/GB); and (xiii) Kingdom of Spain Patent 1,321,006 -Republic Low-Height, Low-Cost, High-Gain Antenna and System for Mobile Platforms, issued November 29, 2006 (A0602-7002/ES). Furthermore, the Company also has the following foreign patents pending: (i) the A0602-7001 application is pending in Japan, and a divisional portion of the A0602-7001 application is pending in Singapore (A0602-700101); and (ii) the A0602-7002 application is pending in Canada, China, Europe, Japan, Korea, Hong Kong and Singapore.

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (FRONT AND BACK) CAREFULLY	DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 02:33 PM 07/27/2011 INITIAL FILING # 2011 3179887 SRV: 110863376
A. NAME & PHONE OF CONTACT AT FILER (optional) Eric J. Gyllenberg, Esq. 617.951.1110
B. SEND ACKNOWLEDGEMENT TO (Name and Address) Erle J. Gyllenberg, Esq. Rackemann, Sawyer & Brewster 160 Federal Street Boston, MA 02110	THIS ABOVE SPACE IS OR FILING OFFICE USE ONLY
1. DEBTOR’S EXACT FULL LEGAL NAME,

OR	1a. ORGANIZATION NAME AeroSat Corporation
	1b INDIVIDUAL’S LAST NAME		FIRST NAME		MIDDLE NAME	SUFFIX
1c. MAILING ADDRESS 62 Route 101A, Suite 2B			CITY Amherst	STATE NH	POSTAL CODE 03031	COUNTRY USA
	1d. SEE INSTRUCTIONS	ADDL. INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1F. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, IF ANY
			corporation	Delaware	4118791	☐NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME (Insert only one debtor name (2a or 2b) do not abbreviate or combine names
OR	2a. ORGANIZATION NAME
	2b INDIVIDUAL’S LAST NAME		FIRST NAME		MIDDLE NAME	SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
	2d. SEE INSTRUCTIONS	ADDL. INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, IF ANY
☐NONE
3. SECURED PARTY’S NAME (or Name of Total Assignee or Assignor(s) unsecured party name (3a of 3b)
OR	3a. ORGANIZATION NAME AeroFund Xc, LLC, as Administrative Agent
	3b INDIVIDUAL’S LAST NAME		FIRST NAME		MIDDLE NAME	SUFFIX
3c. MAILING ADDRESS 15 Lake Street, Suite 235			CITY Savannah	STATE GA	POSTAL CODE 31411	COUNTRY USA
4. The FINANCING STATEMENT covers the following condition See Schedule A attached hereto and Incorporated herein by reference, (one page to follow).

5. ALTERNATIVE DESIGNATION (if applicable)	LEGGEE/LEGGOR	COSIGNEE/COSIGNOR	BAILEE/BAILOR	SELLER/BUYER	AG/LIEN	NON-UCC FILING
6. THE FINANCING STATEMENT IS TO BE FILED	7. CHECK TO REQUEST REPORT ADDITIONAL FEE		DEBTORS	ALL DEBTORS	DEBOR 1	DEBTOR 2
8. OPTION FILER REFERENCE DATA To be filed with the State of Delaware Secretary of State
International Association of Commercial Administrators (IACA)
FILING OFICE COPY – UCC FINANCING STATEMENT (FORM UCC1 (REV. 05/22/02)

Schedule A

UCC-I Financing Statement

Debtor:

AoroSat Corporation

62 Route 101A, Suite 2B

Amherst, NH 03031

Secured Party:

AeroFund Xc, LLC, as Administrative Agent

15 Lake Street, Suite 235

Savannah, GA 31411

All of Debtor’s right, title and Interest in and to all of the following described property:

All of the Debtor’s assets, properties and rights, irrespective of the form thereof, whether now owned or existing or hereafter acquired or arising and regardless of where located, including (i) all mounts, inventory, goods, furniture, fixtures, machinery and equipment (including computer hardware), spare and replacement parts, supplies, instruments, documents, books and records, chattel paper, money; deposit accounts, bank accounts and investment accounts (including all rights of the Debtor with respect to such accounts and all checks, drafts, securities and Instruments deposited in such accounts), general intangibles (including all trademarks, trade names, service marks, service names, patents and patent applications, copyrights, technology, know how, processes and other Intellectual and proprietary rights (including computer software, whether In source code or object code form and all related documentation), and all licenses to use the foregoing), contract rights, customer lists, vendor lists, rights In and to real and personal property leases, licenses, permits, and easements, and (ii) all amendments, supplements, modifications, replacements, additions, accessions, substitutions, products and proceeds (including insurance proceeds, condemnation awards and payments under any indemnity, warranty or guaranty) of or relating to the items described in clause (i) above,

EXHIBIT D

AEROSAT SOFTWARE LICENSE AGREEMENT

(VERSION F-2)

This AeroSat Software License Agreement (this “Agreement”) is an agreement between AeroSat Avionics LLC, a Delaware LLC (“AeroSat”) and any owner or user of the System or any person or entity using or accessing the Software (as both capitalized terms are defined below) (each, a “User”). BY USING THE SYSTEM, OR USING OR ACCESSING THE SOFTWARE, USER AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. USER MAY NOT USE OR ACCESS THE SOFTWARE UNLESS USER AGREES TO THE TERMS AND CONDITIONS HEREIN. Each of AeroSat and User is referred to herein as a “Party” or together as the “Parties.”

1.	DEFINITIONS.

“System” means the AeroSat communications antenna system, comprised of both hardware and software, which may include an antenna control unit, a fuselage- or tail-mounted antenna, a high powered transceiver, a receiver, or a modem.

“Software” means any or all AeroSat software (including firmware and further including the software for control of the System) in the System where such software references this Agreement as applying to it or contains this Agreement; AeroSat documentation relating to such software; and AeroSat updates, upgrades, revisions and other changes to any of the above that are delivered to User by AeroSat or a third party authorized to do so by AeroSat.

“Third Party Software” means, other than Software, any or all software provided for use in or with the System, documentation relating to such software, and updates, upgrades, revisions and other changes to any of the above.

2.	LICENSE TO SOFTWARE.

(i) License Grant. Subject to the terms and conditions herein, AeroSat hereby grants to User a limited, non-exclusive license to use the Software as provided by AeroSat in the System in which it was received from AeroSat, or for which it was designated by AeroSat if received later. This license is only to the executable object code and associated scripts of the Software and does not extend to any source code.

(ii) License Exclusions. User may not: (a) assign, sublicense, distribute, or otherwise transfer Software, provided that User may transfer all Software together with the related System to a transferee of such System who agrees to the terms and conditions of this Agreement (after which the transferring User’s license rights hereunder terminate with respect to such Software for the transferred System); (b) reproduce, create derivative works of, modify, adapt, translate, reverse engineer, decompile or disassemble the Software; (c) use the Software other than (1) in the System in which it was received from AeroSat, or (2) for which it was designated by AeroSat, which includes for the provision of entertainment or communication to passengers on User’s aircraft; (d) lease, rent, loan, or otherwise permit use of the Software by or for any third party; (e)

Confidential and Proprietary	1	Gogo LLC

remove any proprietary notices on or in the Software or System; (f) use the Software or System in an illegal or fraudulent manner; or (g) use the Software with controlled items as described in supplement No.1 to part 774 of the U.S. Export Administration Regulations.

(iii) Retention of Rights. Except for the license expressly granted herein, AeroSat retains all right, title, and interest in the Software, and User will have no other right, title or interest therein, whether express or implied. The Software is, and will continue to be, in its entirety, the sole property of AeroSat or its licensors, as applicable.

(iv) Third Party Software. AeroSat may provide Third Party Software for use in or with the Software or System. All use of Third Party Software is governed by the terms of any third party user license applicable thereto, which shall be provided in writing by AeroSat to User.

3.	SYSTEM PROVISIONS.

User agrees not to, and not to instruct or permit others to, disassemble, use or access the System for purposes of reverse engineering. User agrees to AeroSat’s customer warranty terms and conditions for the System as originally provided with the System by AeroSat.

4.	TERM AND TERMINATION.

(i) Term and Termination. This Agreement is effective as of User’s initial receipt or use of the System, or use or access of the Software, and will continue in effect indefinitely unless earlier terminated in accordance with this paragraph. This Agreement will terminate automatically upon User’s failure to comply with Sections 2 (License to Software), 3 (System Provisions), 6(i) (Confidentiality) or 6(ii) (Compliance with Laws). Without limiting the prior sentence, AeroSat may terminate this Agreement on written notice to User if User materially breaches its obligations herein and does not remedy such breach within 30 days after written notice thereof.

(ii) Effect of Termination. Upon termination of this Agreement, the license granted to User herein will terminate; User will cease all access or use of the Software; and User will return to AeroSat, or upon AeroSat’s request destroy, all Software. The following Sections will survive termination of this Agreement: preamble, l (Definitions), 2(ii) (License Exclusions), 2(iii) (Retention of Rights), 2(iv) (Third Party Software), 3 (System Provisions), 4(ii) (Effect of Termination), 5 (Disclaimer and Limitation of Liability) and 6 (Miscellaneous). Any termination of this Agreement is in addition to and not in lieu of any additional criminal, civil, or other remedies available to AeroSat.

5.	DISCLAIMER AND LIMITATION OF LIABILITY.

THE SOFTWARE IS PROVIDED “AS-IS”. AEROSAT SPECIFICALLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE SOFTWARE AND THIRD PARTY SOFTWARE, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO ITS USE OF THE SOFTWARE AND THIRD PARTY SOFTWARE IS ASSUMED BY USER. IN NO EVENT WILL AEROSAT BE LIABLE FOR ANY LOSSES OR DAMAGES ARISING FROM OR RELATING TO

Confidential and Proprietary	2	Gogo LLC

THIS AGREEMENT, THE SOFTWARE OR THE THIRD PARTY SOFTWARE, WHETHER, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL, INCLUDING FROM USER’S USE OR INABILITY TO USE SAME, EVEN IF AEROSAT IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES. WITHOUT LIMITING THE FOREGOING, AEROSAT WILL HAVE NO OBLIGATION HEREUNDER TO PROVIDE ANY SUPPORT OR MAINTENANCE FOR THE SOFTWARE TO USER. ANY SUPPORT OR MAINTENANCE OBLIGATIONS FOR THE SOFTWARE WILL BE COVERED BY, AND SUBJECT TO THE TERMS AND CONDITIONS OF, ANY AEROSAT WARRANTY COVERING THE SYSTEM. NOTWITHSTANDING THE FOREGOING, THIS PARAGRAPH WILL NOT LIMIT ANY AEROSAT LIABILITY OR OBLIGATIONS TO USER THAT EXIST UNDER ANY AEROSAT SYSTEM WARRANTY OR SUPPLY AGREEMENT IN PLACE BETWEEN USER AND AEROSAT.

6.	MISCELLANEOUS.

(i) Confidentiality and Injunctive Relief. The Software contains AeroSat trade secrets, and is the confidential and proprietary property of AeroSat. User will not access or use the Software except as expressly permitted herein. User will not disclose the Software to any third party; provided that such nondisclosure obligation will not apply to information already in the public domain or which becomes part of the public domain through no wrongful act of User or any third party. User acknowledges that a breach of the provisions in this Agreement shall cause substantial harm to AeroSat that shall not be remedied by payment of damages alone. Accordingly, AeroSat shall be entitled to preliminary and permanent injunctive relief, and other equitable relief, for any such breach, without any requirement to prove damages or post bond.

(ii) Compliance with Laws. User agrees to comply with all laws and regulations applicable to its use of the System or Software, including those concerning export control. User also agrees to comply with the United States’ export regulations, including regulations pertaining to re-export. The United States’ Confidential and Proprietary export regulations set forth in the International Traffic in Arms Regulation and the Export Administration Regulations require approval by the United States Government before the exchange of technical data subject to export control. AeroSat may withhold the disclosure of any information or Software pending compliance with all applicable laws and regulations concerning export control, at its sole discretion, without liability to User. Under no circumstances may User use the Software with controlled items as described in supplement No.1 to part 774 of the U.S. Export Administration Regulations.

(iii) United States Government Restricted Rights. The Software was developed solely at private expense and contains proprietary data belonging to AeroSat. The Software is provided to Users who are United States Government agencies with “Restricted Rights”, and supporting documentation and data to such Software is provided with “Limited Rights”, both as defined in Federal Acquisition Regulations (“FAR”) 52.227-14 or Federal Aviation Regulations (“FAA FAR”) 3.5-13. Use, duplication or disclosure of the Software is subject to restrictions set forth in the Commercial Computer Software — Restricted Rights clause of FAR 52.227-19 or FAA FAR 3.5-18. For U.S. Department of Defense agencies, the Software is subject to restrictions for commercial computer software, commercial computer software documentation, and technical data pursuant to DFARS 252.227-7015 and DFARS 227.7202.

(iv) Other. This Agreement and all disputes hereunder will be governed by the laws of the State of New York, without regard to its conflict of laws provisions. Headings are provided

Confidential and Proprietary	3	Gogo LLC

for convenience only and will not be used to interpret the substance of this Agreement. The use of “include,” “includes,” “including,” or “or” herein will not be limiting or exclusive. This Agreement sets forth the entire understanding and agreement between the Parties with respect to the subject matter hereof. This Agreement may only be amended by an express writing signed by both Parties. User may not assign this Agreement or any of its rights hereunder, or delegate any of its duties hereunder, without the prior written consent of AeroSat, which shall not be unreasonably withheld, and except in the case of a sale of all or substantially all of User’s assets or an assignment to an affiliate of User. Any purported assignment or delegation without such consent will be null and void. AeroSat may assign this Agreement freely, in whole or in part. This Agreement will be binding upon and inure to the benefit of the Parties’ successors and permitted assigns. No waiver of any breach of any provision herein will constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision, and no waiver will be binding unless made in an express writing signed by the waiving Party.

<End of Software License Agreement>

Confidential and Proprietary	4	Gogo LLC

EXHIBIT E

SERVICE LEVEL AGREEMENTS

Non	None

Confidential and Proprietary	1	Gogo LLC

EXHIBIT F

HR6400 Antenna System Typical Performance1

Parameter	Performance
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[1]	Any nonconformance which does not affect performance of the Product will not be deemed a material failure

Confidential and Proprietary	1	Gogo LLC

40W HPT Specification

Parameter	Performance
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Confidential and Proprietary	2	Gogo LLC

EXHIBIT G

UNITED STATES OF AMERICA

FEDERAL COMMUNICATIONS COMMISSION

RADIO STATION AUTHORIZATION

Current Authorization : FCC WEB Reproduction

Unofficial Copy

Name:	ROW 44 INC.	Call Sign:	E080100
		File Number:	SES-LIC-20080508-00570

Authorization Type:	License
Non Common Carrier	Grant Date:	08/05/2009	Expiration Date:	08/05/2024

Nature of Service:	Mobile Satellite Service

Class of Station:	Mobile Earth Station

A) Site Location(s)

#	Site ID	Address	Latitude	Longitude	Elevation (Meters)	NAD	Special Provisions (Refer to Section H)

1)	Remotes	Operate up to 1000 (.6 m intervals) CONUS				NA

Licensee certifies antenna(s) do not comply with Section 25.209. Please refer to Section E for special conditions placed upon antennas at this site.

Subject to the provisions of the Communications Act of 1934, The Communications Satellite Act of 1962, subsequent acts and treaties, and all present and future regulations made by this Commission, and further subject to the conditions and requirements set forth in this license, the grantee is authorized to construct, use and operate the radio facilities described below for radio communications for the term beginning Wednesday, August 05. 2009 (3 AM Eastern Standard Time) and ending Monday, August 05, 2024 (3 AM Eastern Standard Time). The required date of completion of construction and commencement of operations is Thursday, August 05, 2010 (3 AM Eastern Standard Time) Grantee must file with the Commission a certification upon completion of construction and commencement of operation.

B) Particulars of Operations

The General Provision 1010 applies to all receiving frequency bands.

The General Provision 1900 applies to all transmitting frequency bands.

For the text of these provisions, infer so Section H.

#	Frequency	Polarization	Emission	Tz/Rx Mode	Max EIRP /Carrier	Max EIRP Density	Associated Antenna	Special Provisions (Refer to Section H)	Modulation/ Services
1)	14050.0000 - 14470.0000	H.V	IM60G7D	T	38.60	14.60	A	QPSK or octal PSK
2)	11700.0000 - 12200.0000	H.V	36M0G7D	R	000	0.00	A	QPSK or octal PSK

C) Frequency Coordination

		Satellite Arc (Deg. Long.)		Elevation (Degrees)		Azimuth (Degrees)		Max EIRP Density toward Horizon (dBW/4kHz)
#	Frequency Limits(MHz)	East Limit	West Limit	East Limit	West Limit	East Limit	West Limit		Associated Antenna(s)
1)	14050.0000 - 14470.0000	83.0W-127.0W		35.0 - 11.2		206.6 - 138.7		5.4	A
2)	11700.0000 - 12200.0000	83.0W-127.0W		35.0 - 11.2		206.6 - 138 7		0.0	A

D) Point of Communications

The following stations located in the Satellite orbits consistent with Sections B and C of this Entry:

1)	Remotes to AMC 9 @ 83 degrees WI. (U.S.-licensed domestic satellite)

2)	Remotes to AMC 2 100.95 degrees W.L.(U.S -licensed)

3)	Remotes to HORIZONS I @ 127 W.L.(Japan licensed) (Non-U.S.-licensed)

Confidential and Proprietary	1	Gogo LLC

Page I

UNITED STATES OF AMERICA

FEDERAL COMMUNICATIONS COMMISSION

RADIO STATION AUTHORIZATION

Current Authorization : FCC WEB Reproduction

Unofficial Copy

Name:	ROW 44 INC.	Call Sign:	E080100
		File Number:	SES-LIC-20080508-00570

Authorization Type:	License
Non Common Carrier	Grant Date:	08/05/2009	Expiration Date:	08/05/2024

E) Antenna Location(s)

Site ID	Antenna ID	Units	Diameter (Meters)	Manufacturer	Model Number	Site Elevation	Max Antenna Height (Meters)	Special Provisions (Refer to Section H)
Remotes	A	1,000	0.6	AeroSat Avionics	70-100-0000-01		0.0 AGL
Max Gains(s).318 dBi @ 11.7000 GHz 28.6 dBi @ 14.4700 GHz Maximum total input product at antenna Damage (Watts) = 10.0 Maximum aggregate output EIRP for all carriers (dbW) 38.6

F) Remote Control

Remotes	One Aerojet Way	Call Sign:	E946160
North Las Vegas, Clark, NV, 89230
(301) 6021-7205

G) Antenna Structure marking and lighting requirements

None unless otherwise specified under Special and General Provisions

H) Special and General Provisions

A)	this RADIO STATION AUTHORIZATION is granted subject to the following special provisions and general conditions

271	Aircraft earth stations shall not be operated while aircraft are on the ground unless appropriate safety protocols are in place to ensure that persons having access to areas within 14 meters of the antenna are not exposed to radio frequency ammo in excess of the maximum permissible limits specified in 47 C.F.R.Sect. I 1310. The exterior surface of the aircraft earth-station antenna shall be prominently marked with a warning of the potential for exposure to high levels of. rathofrequeney energy.

496	This authorization is also issued pursuant to and subject to the terms and conditions in the Commission’s Order and Authorization, DA 09-175Z released August 5, 2009.

010	Applicable to all receiving frequency bands. Emission designator indicates the rnaxinium bandwidth of received signal at associated station(s). Maximum EIRP and maximum EPP density are not applicable to receive operations.

1900	Applicable to all transmitting frequency bands. Authority is granted to transmit any number of RF carriers with the specified parameters or any discrete frequencies within associated band in accordance with the other terms and conditions of this authorization, subject to any additional limitations that may be required to avoid unacceptable levels of inter-satellite interference

2916	Transmitter(s) must be turned off during antenna maintenance to ensure compliance with the FCC-specified safety guidelines for human exposure to radiofrequency radiation in the region between the antenna feed and the reflector. Appropriate measures must also be taken to restrict access to other regions in which the earth station’s power flux density levels exceed the specified guidelines.

2918

Upon completion of construction, each licensee must file with the Commission a certification including the following information, name of the licensee, file number of the application, call sign of the antenna, date of the license and certification that the facility, as authorized has been completed, that each antenna facility has been

Confidential and Proprietary	2	Gogo LLC

tested and is within 2 dB of the pattern specified in Section 25.209 and that the station is operational including the date of commencement of service and will remain operational during the license period unless the license is submitted fur cancellation.

Confidential and Proprietary	3	Gogo LLC

UNITED STATES OF AMERICA

FEDERAL COMMUNICATIONS COMMISSION

RADIO STATION AUTHORIZATION

Current Authorization : FCC WEB Reproduction

Unofficial Copy

Name:	ROW 44 INC.	Call Sign:	E080100
		File Number:	SES-LIC-20080508-00570

Authorization Type: Non Common Carrier	License Grant Date:	08/05/2009	Expiration Date:	08/05/2024

H) Special and General Provisions

5216	All operations shall be on a non-common carrier basis.

Confidential and Proprietary	4	Gogo LLC

EXHIBIT C

Three-Party Escrow Agreement

Among

Depositor, one Beneficiary and Escrow Associates, LLC

This three-party escrow agreement allows the software Beneficiary conditional access to the source code. The Beneficiary, Software Depositor and Escrow Associates, LLC all execute the agreement,

Escrow Associates, LLC encourages clients to modify the contracts as necessary to support their specific escrow requirements. Please contact us directly at (800) 813-3523 or info@escrowassociates.com

Confidential and Proprietary	1	Gogo LLC

Three-Party Escrow Agreement

This Technology Escrow Agreement (“Agreement”) among Escrow Associates, LLC (“Escrow Associates”), Gogo LLC (-Beneficiary”) and AeroSat Avionics (“Depositor”) is effective on this 8th day o fMay 2012(the “Effective Date”).

Recitals

Whereas, Depositor licenses technology to Beneficiary in the form of software object code (the “Software”) pursuant to a Product Manufacturing and Purchase Agreement (“Purchase Agreement”). The source code is defined as the Software developed by Depositor and integrated into the Products being sold to Beneficiary under the Purchase Agreement in source code form, including all relevant documentation and instructions necessary to maintain, duplicate, and compile the source code (the “Source Code”). The Source Code is necessary to maintain and support the Software developed by Depositor which is integrated into the Products as more fully set forth in the Purchase Agreement. The Source Code and any other components Depositor provides which are related to building and maintaining the Software identified on Exhibit B (as the same may be modified herein) are hereafter referred to collectively as the deposit materials (“Deposit Materials”).

Whereas, the purpose of this Agreement is to protect Depositor’s ownership and confidentiality of the Deposit Materials and to protect Beneficiary’s legitimate use of the Deposit Materials as defined by the Purchase Agreement. Further, this Agreement is intended to provide for certain circumstances under which Beneficiary shall be entitled to receive the Deposit Materials held in escrow by Escrow Associates to continue its legitimate use and support of the Software.

Whereas, Beneficiary and Depositor hereby designate and appoint Escrow Associates as the escrow agent under this Agreement. Escrow Associates hereby accepts such designation and appointment and agrees to carry out the duties of escrow agent pursuant to the terms and provisions of this Agreement. Escrow Associates is not a party to, and is not bound by, any agreement that might be evidenced by, or might arise out of any prior or contemporaneous dealings between Depositor and Beneficiary other than as expressly set forth herein.

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. Deposit Materials

(a) Initial Deposit - Depositor shall submit the initial Deposit Materials to Escrow Associates within sixty (60) days of the Effective Data or sixty (60) days after development of the Deposit Materials is completed. Depositor shall complete and deliver with all Deposit Materials a form as shown herein as Exhibit B, which shall then become part of this Agreement, Escrow Associates shall notify Beneficiary within ten (10) business days or receipt of the initial Deposit Materials. Escrow Associates has no obligation with respect to the initial Deposit Materials for delivery, functionality, completeness, performance or initial quality.

Confidential and Proprietary	2	Gogo LLC

(b) Deposit Material Updates - Depositor shall submit updates to the initial Deposit Materials to Escrow Associates within sixty (60) days of any material modification, upgrade or new release of the Software. Depositor shall complete and deliver with all updates to the Deposit Materials an amended Exhibit B form, which shall additionally become part of this Agreement. Escrow Associates shall notify Beneficiary within ten (10) business days of receipt of updates to the Deposit Materials. Escrow Associates has no obligation with respect to the updates to the Deposit Materials for delivery, functionality, completeness, performance or initial quality.

(c) Electronic Deposit - In the event Depositor elects to utilize electronic means to transfer the Deposit Materials to Escrow Associates, whether through a service provided by Escrow Associates or other means, Escrow Associates shall not be liable for transmissions that fail in part or in whole, are lost, or are otherwise compromised during transmission. Furthermore, Escrow Associates shall not be liable for any subsequent services that may or may not be delivered as a result of a failed transfer. Escrow Associates shall not be liable to Depositor or Beneficiary for any encrypted update, or any part thereof, that is transmitted over the Internet to Escrow Associates’ FTP Site but is not received in whole or in part, or for which no notification of receipt is given.

(d) Deplication of Deposit Materials - Escrow Associates may duplicate the Deposit Materials only as necessary to comply with the terms of this Agreement. Escrow Associates at its sole discretion may retain a third party for the purpose of duplicating the Deposit Materials only as necessary to comply with the terms herein. All duplication expenses shall be borne by the party requesting duplication.

(e) Deposit Material Verification - Escrow Associates may be retained by separate agreement or by alternative means, to conduct a test of the Deposit Materials to determine the completeness and accuracy of the Deposit Materials. Escrow Associates shall not he liable for any actions taken on the part of any third party with regards to the Deposit Materials.

2. Term

(a) Term of Agreement - The term of this Agreement shall be for a period of one (1) year from the Effective Date. At the end of the initial and each subsequent term, this Agreement shall automatically renew for an additional one (1) year term unless terminated according to the terms herein.

(b) Termination of Agreement - This Agreement will terminate provided that one of the following occurs:

i.	The Purchase Agreement has been terminated or has expired, or

ii.	All Deposit Materials have been released in accordance with the terms hereof.

(c) Termination for Non-Payment - In the event that full payment of any or all fees due to Escrow Associates under this Agreement have not been received by Escrow Associates within thirty (30) days of the date payment is due, Escrow Associates will notify all parties hereto of the delinquent fees. lithe delinquent fees arc not received within thirty (30) days of the delinquency notification, Escrow Associates shall have the right to terminate this Agreement and destroy the Deposit Materials.

Confidential and Proprietary	3	Gogo LLC

(d) Return of Deposit Materials - Upon termination of this Agreement for any reason other than in the event all Deposit Materials have been released in accordance with the terms of Section 6 herein, Escrow Associates shall return the Deposit Materials to Depositor via commercial courier to the address of Depositor shown in this Agreement, provided that all fees due Escrow Associates are paid in full. If two (2) attempts to return Deposit Materials via commercial courier to Depositor fail or Depositor does not accept the Deposit Materials, Escrow Associates shall destroy the Deposit Materials.

3. Fees

(a) Payment - Upon receipt of signed Agreement or initial Deposit Materials, whichever comes first, Escrow Associates will submit an initial invoice to Beneficiary and Depositor for amount shown on Exhibit A attached hereto. If payment is not received, Escrow Associates shall have no obligation to perform its duties under this Agreement. Beneficiary and Depositor agree to pay to Escrow Associates all additional fees for services rendered related to this Agreement as shown on Exhibit A. The fee for any service that is not expressly covered in Exhibit A shall be established by Escrow Associates upon request. All fees are due in advance of service and Escrow Associates may amend Exhibit A at any time upon sixty (60) days written notice to Beneficiary and Depositor.

(b) Currency - All fees are in U.S. dollars and payment must be rendered in U.S. dollars unless otherwise agreed to in advance by Escrow Associates.

4. Indemnification - With the exception of gross negligence, willful misconduct or intentional misrepresentation on behalf of Escrow Associates, Depositor and Beneficiary shall, jointly and severally, indemnify and hold harmless Escrow Associates and each of its directors, officers, agents, employees, members and stockholders (“Escrow Associates Indemnities”) absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys’ fees and costs, that may be asserted against any Escrow Associates Indemnitee in connection with this Agreement or the performance of Escrow Associates or any Escrow Associates Indemnitee hereunder.

5. Depositor’s Representations and Warranties

(a) The Deposit Materials as delivered to Escrow Associates are a copy of Depositor’s proprietary information corresponding to that described in Exhibit B and are capable of being used to generate the Software. Depositor shall update the Deposit Materials as provided for in the Purchase Agreement and/ or as provided for herein. The Deposit Materials shall contain all information necessary to enable a reasonably skilled programmer or analyst to understand, maintain and correct the Deposit Materials.

(b) Depositor owns the Deposit Materials and all intellectual property rights therein subject to the liens, security interests, or other encumbrances listed on Schedule 1.

Confidential and Proprietary	4	Gogo LLC

6. Release of Deposit Materials

(a) Release - The Deposit Materials, including any copies thereof, will be released to Beneficiary after the receipt of the written request for release only in the event that the release procedure set forth in Section 6 is followed and:

i.	Depositor notifies Escrow Associates in writing to effect such release; or

ii.	Beneficiary makes written request to Escrow Associates; and

a.	Beneficiary asserts that Depositor has failed in a material respect under the Purchase Agreement; or

b.	Beneficiary asserts that Depositor has ceased all material business operations without a successor or assign; or

c.	Beneficiary asserts that Depositor has filed for bankruptcy protection; or

d.	Beneficiary is subject to an involuntary bankruptcy proceeding filed by its creditors which action is not dismissed within 120 days of filing; or

e.	Beneficiary includes a written statement that the Deposit Materials will be used in accordance with the terms of the Purchase Agreement; and

f.	Beneficiary includes specific instructions for the delivery of the Deposit Materials.

(b) Depositor Request for Release - If the provisions of Section 6(a)(i) are met, Escrow Associates will release the Deposit Materials to Beneficiary within ten (10) business days.

(c) Beneficiary Request for Release - If the provisions of Section 6(a)(ii) are met, Escrow Associates will within ten (10) business days forward a complete copy of the request to Depositor, Depositor shall have thirty (30) days to make any and all objections to the release known to Escrow Associates in writing. If after thirty (30) days Escrow Associates has not received any written objection from Depositor, Escrow Associates shall release the Deposit Materials to Beneficiary as instructed by Beneficiary.

(d) Depositor Objection to Release - Should Depositor object to the request for release by Beneficiary in writing, Escrow Associates shall notify Beneficiary in writing within ten (10) business days of Escrow Associates receipt of said objection and shall notify both parties that there is a dispute to be resolved pursuant to Section 7 (Arbitration) of this Agreement Escrow Associates will continue to hold the Deposit Materials without release pending (i) joint instructions from Depositor and Beneficiary; (ii) dispute resolution according to Section 7 (Arbitration); or (iii) order from a court of competent jurisdiction.

(e) Grant of License to Deposit Materials - As of the Effective Date but effective as of the date of release of the Deposit Materials to Beneficiary, Depositor hereby grants to Beneficiary, a non-exclusive, worldwide, perpetual, paid in full license, to install, use, copy, publicly perform and digitally perform, modify and create derivative works from the Deposit Materials delivered by Escrow Associates under this Section, for the sole purpose of continuing the benefits afforded to Beneficiary under the Purchase Agreement, including the development of patches and upgrades solely for Beneficiary’s internal use.

(f) Restrictions on Use - The following restrictions shall apply to Deposit Materials delivered to Beneficiary: (i) Beneficiary shall not copy the Deposit Materials other than as

Confidential and Proprietary	5	Gogo LLC

necessary for installation on Beneficiary’s equipment and for backup copies on Beneficiary’s equipment, (ii) Beneficiary will keep the Deposit Materials in a secure, safe place when not in use, (iii) Beneficiary agrees to use the Deposit Materials under carefully controlled conditions in accordance with, and for the purposes of, this Agreement, (iv) Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials in accordance with Section 8, and (v) Beneficiary agrees to treat, handle, and store the Deposit Materials in the same manner and with the same care as it treats its most sensitive and valuable trade secrets.

7. Arbitration - Except as expressly provided for herein, any dispute or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled in Atlanta, Georgia by arbitration administered by the American Arbitration Association in accordance with its Commercial [or other] Arbitration Rules [including the Emergency Interim Relief Procedures], and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Depositor and Beneficiary jointly agree to reimburse Escrow Associates for any and all costs incurred as a result of any Arbitration including attorney’s fees. The arbitrator(s) shall award attorneys’ fees and costs to the prevailing party.

8. Confidentiality - Except as otherwise required to carry out its duties under this Agreement, Escrow Associates shall hold in strictest confidence and not permit any third party access to nor otherwise use, disclose, transfer or make available the Deposit Materials except as otherwise provided herein, unless consented to in writing by Depositor.

9. Limitation of Liability - Under no circumstance shall Escrow Associates be liable for any special, incidental, or consequential damages (including lost profits) arising out of this Agreement even if Escrow Associates has been apprised of the possibility of such damages. In performing any of its duties hereunder, Escrow Associates shall not incur any liability to any party for any damages, losses, or expenses, except for willful misconduct or gross negligence on the part of Escrow Associates, and it shall not incur any liability with respect to any action taken or omitted in reliance upon any written notice, request, waiver, consent, receipt or other document which Escrow Associates in reasonably good faith believes to be genuine.

10. Notices - Notices shall be deemed received on the third business day after being sent by first class mail, or on the following day if sent by commercial express mail. All notices under this Agreement shall be in writing and addressed and sent to the person(s) listed in the space provided below:

Depositor

Company: AeroSat Avionics LLC

Contact: Dennis Ferguson

Title: CEO

Address; 62 State Route 101A, Ste. B City,

State, Zip: Amherst, NH 03031

Telephone: 603-879-0205

Fax: 603-925-0001

Email: DEerguson@aerosatcom

Confidential and Proprietary	6	Gogo LLC

Billing Contact: Same as above	Title:

Address:
City, State Zip:
Telephone:	Fax:
Email:
Purchase Order (if applicable):

Beneficiary

Company: Gogo LLC

Contact: Margee Elias Title; SVIP & General Counsel

Address: 1250 N. Arlington Heights Road

City, State, Zip: Itasca. IL, 60143

Telephone: 630.647-7207 Fax:

Email: meliastagogoair.com

Billing Contact: Same as above	Title:

Address, City, State Zip:
Telephone:
Email:
Purchase Order (if applicable)

Escrow Associates, LLC

Attn: Contracts Administration

8302 Dunwoody Place, Suite 150

Atlanta, GA 30350 USA

Telephone: 800-813-3523

Fax: 770-518-2452

Email: info@escrowassociates.com

11.	Miscellaneous

(a) Counterparts - This Agreement may be executed in any number of multiple counterparts, each of which is to be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

(b) Entire Agreement - This Agreement supersedes all prior and contemporaneous letters, correspondences, discussions and agreements among the parties with respect to all matters contained herein, and it constitutes the sole and entire agreement among them with respect thereto.

(c) Limitation of Effect - This Agreement pertains strictly to the escrow services provided for herein and does not modify, amend or affect any other contract or agreement of one or more of the parties, the terms and provisions of the Purchase Agreement, as the same may be physically modified by the terms and provisions hereof, shall continue in full force and effect and be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

Confidential and Proprietary	7	Gogo LLC

(d) Modification - This Agreement shall not be altered or modified without the express written consent of all parties.

(e) Bankruptcy Code - This Agreement shall be considered an agreement supplementary (together with any modification, supplement, or replacement thereof agreed to by the parties) to the Purchase Agreement pursuant to Title 11 United States Bankruptcy Code Section 365(n).

(f) Survival of Terms - All obligations of the parties intended to survive the termination of this Agreement, including without limitation, are the provisions of Sections 2 (Term), 3 (Fees), 4 (Indemnification), 7 (Arbitration), 9 (Limitation of Liability), and 11 (Miscellaneous) which shall survive the termination of this Agreement for any reason.

(g) Governing Law - This Agreement shall be governed by the laws of the state of New York, other than its conflicts of laws provisions.

(h) Time of the Essence - Time is of the essence in this Agreement.

(i) Successors and Assigns - This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties, provided, however, that Beneficiary shall have no right to assign any rights hereunder or with respect to the Deposit Materials except as permitted with respect to assignment of Beneficiary’s rights under the Purchase Agreement.

(Signatures are on following page, Remainder of the page intentionally left blank,)

Confidential and Proprietary	8	Gogo LLC

IN WITNESS WHEREOF, the parties have executed this Agreement by and through their duly authorized agents as of the Effective Date.

Depositor

Signature:

Name:	Dennis E Ferguson

Title:	CEO

Company:	AeroSat Avionics LLC

Date:	May 8, 2012

Contract Negotiated by:

Negotiator Telephone:

Beneficiary

Signature:

Name:

Title:

Company: Gogo LLC

Date: May 8, 2012

Contract Negotiated by:

Negotiator Telephone:

Escrow Associates, LLC

Signature:

Name:

Title:

Date:

Confidential and Proprietary	9	Gogo LLC

Exhibit A

Schedule of Fees

(Initial Year / Renewal)

Three-Party Agreement & Deposit Evaluation Services	[***]

Three-Party escrow agreement includes, all protections and full client services. Also includes Escrow Associates’ deposit tracking service and deposit evaluation services & reports.

•	Three-Party agreement services +

•	Deposit evaluation & reporting to test for presence of source code and documentation, includes virus scan, media test and tile listings (up to 4 X / year)

•	Deposit tracking services provides quarterly statements which will be emailed to Depositor with a copy to Beneficiary for every account

Three-Party Agreement	[***]

Three-Party escrow agreement includes:

•	Contract review & agreement drafting assistance

•	Customization & set-up of agreement

•	Unlimited updates to escrow deposit material

•	FTP depositing services (up to 2GB per update)

•	Online account management

•	Notifications to all parties

•	Deposit account w/ state of the art media vault storage

Optional - Full Technical Verification	[***]

Full test of deposited source code to ensure it can be built into a working system.

Escrow Associates verification consultant observes the complete build process at the software Depositor’s site and ensures that all files and information required to build the system are included in the deposit. Every detail of the environment and the build process is documented in a comprehensive report.

Verification Report detailing the environment and configuration required (including third party products and utilities) as well as precise details of the complete build process are given to both parties and is stored with the Escrow deposit.

Confidential and Proprietary	10	Gogo LLC

Exhibit B

Deposit Materials

1.	Source code and related documentation developed by AeroSat for the Products pursuant to Exhibit A of the Product Manufacturing and Purchase Agreement (“Purchase Agreement”), dated May 8, 2012.

2.	Drawings, designs, and manufacturing documents required to produce the Products purchased under the Purchase Agreement, including but not limited to antennas, radome design specifications, and the ACMU (other than the modem).

Please complete Exhibit B form and enclose a copy with the Deposit Materials or contact us for details on electronic depositing.

Attn: Vault Manager

Escrow Associates, LLC

8302 Dunwoody Place, Suite 150

Atlanta, GA 30350 USA

info@escrowassociates.com 1-800-813-3523

Company Name:

Escrow Associates Account Number:

Product Name & Version:

Three-Party Agreement	New Deposit Account
☐ Two-Party Agreement	☐ Update to existing Deposit Account

Please list specific Beneficiaries under a Two-Party Agreement associated with this product/ update or check here to apply to all Beneficiaries: ☐

Confidential and Proprietary	11	Gogo LLC

Media Description

Quantity	Type	Description / Label

DVD/CDR
DAT/DDS Tape
Documentation
Other

Deposit Prepared by:	Deposit Accepted by (Escrow Associates):

Signed:	Signed:

E-mail:	Name:

Date:	Date:

Confidential and Proprietary	12	Gogo LLC

Credit Card/Wire Transfer Payment Form

Credit Card Payment Information Please fill out all information below.
Company Name / Account Number:
Escrow Associates Invoice Number:
Card Type (Amex / Visa / etc.):
Transaction Amount:
Credit Card Number:
Expiration Date:
CVV Code:
Billing Name:
Billing Address:
Billing City State Zip:

Client Signature:	Title:

Print Name:	Date:

☐ Please bill my card annually for these fees.

Wire Transfer Payment Information
Please contact Escrow Associates, LLC for ACH / Wire Transfer Information at: 1-800-813-3523 or accounts@escrowassociates.com

Please contact us directly with any questions. Thank you for your business.

Confidential and Proprietary	13	Gogo LLC